ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                     Global
                                      Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02199-7603

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

    The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

    In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

    We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                              CO-PORTFOLIO MANAGERS

                            John Hancock Global Fund

                   U.S. market advances smartly; Asian turmoil
                    causes world market chaos in late October

Shareholders of John Hancock Global Marketplace Fund have approved the merger of their fund into John Hancock Global Fund, effective after the close of business on December 5, 1997. The Global Fund seeks long-term capital appreciation by investing in stocks of companies in the United States and abroad that management believes have above-average earnings growth potential.

It was a nerve-wracking 12 months for global investors, who wound up gaining ground during the year, but endured heightened volatility and dramatic worldwide market plunges at the end of October. When the Fund's fiscal year began last November, most markets were on a roll, boosted by falling interest rates and a strong U.S. stock market. As the period progressed, however, the landscape changed. World markets fretted periodically about the strength of the U.S. economy and the potential for rising interest rates. More importantly, in the summer, the growing currency and financial problems in Southeast Asia had a ripple effect on Latin America, and spread to the rest of the world, including Wall Street, in late October.

   Despite the year-end turmoil, the emerging markets of Latin America still managed to produce double-digit results for the fiscal year. The developed worlds of Europe and the United States also recovered from the shock waves. However, almost every Asian market, including Japan and Hong Kong, ended the year in negative territory, from Hong Kong's 15% drop to Thailand's 69% plunge. The "Asian contagion" kept many markets edgy beyond the fiscal year end.

Fund performance

Despite strong performance for most of the year, John Hancock Global Fund ended the period

"It was a nerve-wracking 12 months for global investors..."

--------------------------------------------------------------------------------
A 2" x 3 3/4" photo of the portfolio management team. Caption reads: "(l-r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills".
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into seven sections. Going from top left to right: Short Term Investments & Other 5%; United States 35%; Pacific Rim 18%; United Kingdom 8%; Ireland 5%; Continental Europe 21%; Latin America 8%. Footnote below states "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

behind its peers. In the first half of the fiscal period, we were held back by our large stakes in Japan and Hong Kong when these markets underperformed. Although we subsequently cut our stake in Japan, our continued emphasis on Hong Kong hurt us again in October - the height of the emerging-market turmoil and an especially difficult month. Indeed, because of the "contagion effect," several of our focus markets, most notably Brazil, had significant drops in October in the 20% to 30% range. As a result, the Fund lost 11% in the month of October alone, bringing its 22% advance of the first 11 months of the fiscal year back down to single-digit performance results for the year. For the 12 months ended October 31, 1997, the Fund's Class A and Class B shares posted total returns of 9.36% and 8.67%, respectively, at net asset value. That compared to the 16.50% return of the average international fund, according to Lipper Analytical Services, Inc.(1) See pages six and seven for longer-term performance information.

Strong U.S. stake boosts results

Our 35% stake in the United States contributed to the Fund's performance over the last year, given the enduring bull market run. We focused on the larger, blue-chip names such as General Electric, and kept a portfolio of stocks that were representative of the larger market.

Growing stake in Europe

With heightened turbulence elsewhere, we continued to up our holdings in Europe over the year, from 21% to 34% of net assets by the end of October. We remain focused on individual companies that are increasing value to shareholders through corporate restructurings. A perfect example is our new holding Axa, a French insurance company. We're also finding good opportunities among companies that are successfully going outside their home markets to capture growth, such as Dutch bank ING and Ireland's Allied Irish Bank. These stocks have also helped boost our stake in the financial sector, where we see good growth potential.

Asian contagion

Following a brief market rally at the beginning of the fiscal period, we further cut our stake in Japan, decreasing it from 18% a year ago to 7% by the end of October. While exporters, which are the Fund's focus, remain the only source of strength for the economy, even they could feel the effects of the region's economic weaknesses. On the other hand, we remain overweighted in Hong Kong, although we reduced our stake to 5% from a 16% high a year ago. Despite regional woes, we believe the country's fundamentals -- a strong economy and sound banking system --


"...we continued to up our stake in Europe..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Johnson & Johnson followed by an up arrow and the phrase "Strong product diversification and earnings growth." The second listing is Saga Petroleum followed by a horizontal arrow and the phrase "Market focuses on company's oil exploration." The third listing is Sony followed by a down arrow and the phrase "Profit taking and Asian turmoil hurt stock." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
FUND PERFORMANCE
For the year ended October 31, 1997

Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.
-------------------------------------------------------------------------------

are solid. More importantly, we believe China is the real driver to Hong Kong's future. Although slowing, China's growth rate remains in the high single digits, interest rates are coming down and economic liberalization should drive the Chinese economy going forward.

   Fortunately, we had only small positions in the Southeast Asian markets during much of the year. The one exception was Singapore, where our exposure hurt us when even this traditional safe-haven market was unable to escape the regional rout.

Latin America

Despite a pause in April and a steep drop in October, most Latin American equities markets posted gains for the fiscal year. We built our stake in Latin America to 8% of net assets, because there, too, we believe the economic backdrop remains positive. Our largest bet is in Brazil, at 5% of the Fund's net assets, which is at the beginning of a dramatic liberalization process including billions of dollars worth of privatization over the next few years. Our focus is on large companies in the telecommunications and utilities areas that serve a critical role in this process. That said, the picture for Brazil could get temporarily cloudy in the wake of rising interest rates and other government measures aimed at defending its currency, which could slow growth.

Looking ahead

In our view, world markets are in for more volatility in the short term, as investors sort out the impact of the Asian currency crisis. Certainly, Southeast Asia's weakened economies will have an impact on companies doing business there. There could also be a resulting tempering of world growth, but only marginally, in our opinion. We choose to see a silver lining in this tempest: the real possibility of diminished inflation fears, since slower economies could reduce the need for further interest rate hikes in the U.S. and Europe. Since Latin America's growth and markets generally march in greater synch with the U.S., we expect stability inevitably to return there as well. As for Asia, a lot of the outlook depends on how serious those countries are about making structural changes needed to put their economies back on track. We're waiting for some strong signs of commitment before we make any further moves. In Japan especially, we want to see more government efforts to strengthen the economy and deal effectively with the banking problems.

"...world markets are in for more volatility in the short term..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Servies, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (1/3/92)
                                         ----       -----    --------
Cumulative Total Returns                16.94%      89.52%    75.28%
Average Annual Total Returns            16.94%      13.64%    10.27%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                17.11%      91.30%     79.71%
Average Annual Total Returns            17.11%      13.85%      6.04%

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley World Index -- an unmanaged index that measures the performance of global stock markets. In addition, the Fund is compared to the Morgan Stanley All Country World Free Index -- an unmanaged index used to mea-sure the performance of both developed and emerging non-U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. The Adviser has chosen to remove the Morgan Stanley World Index from future reports, but will continue comparing the Fund to the Morgan Stanley All Country World Free Index, which more closely represents the investment strategy of the Fund. Past performance is not indicative of future results.

* No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------
Line chart with the heading Global Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Morgan Stanley All Country World Free Index and is equal to $18,989 as of October 31, 1997. The second line represents the value of the Morgan Stanley World Index and is equal to $18,866 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Global Fund on January 3, 1992, before sales charge, and is equal to $16,443 as of October 31, 1997. The third line represents the Global Fund, after sales charge and is equal to $15,621 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Global Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley World Index and is equal to $28,405 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund, before sales charge, on October 31, 1987, and is equal to $23,346 as of October 31, 1997. The third line represents the value of the Morgan Stanley All Country World Free Index and is equal to $23,342 as of October 31, 1997.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $93,625,820) ........................     $113,087,158
   Preferred stocks (cost - $3,932,256) ......................        2,081,464
   Short-term investments (cost - $8,450,925) - Note A .......        8,450,925
                                                                  -------------
                                                                    123,619,547
  Cash .......................................................        1,823,491
  Foreign currency, at value (cost - $3,248,609) .............        3,248,764
  Receivable for investments sold ............................        1,397,521
  Receivable for shares sold .................................           29,497
  Dividends receivable .......................................          101,036
  Foreign tax receivable .....................................           66,766
  Other assets ...............................................            9,201
                                                                  -------------
                  Total Assets ...............................      130,295,823
                  -------------------------------------------------------------
Liabilities:
  Payable for bank borrowings - Note A .......................        1,439,500
  Payable for shares repurchased .............................           38,632
  Payable for securities on loan - Note A ....................        8,450,925
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................          153,543
  Accounts payable and accrued expenses ......................           78,968
                                                                  -------------
                  Total Liabilities ..........................       10,161,568
                  -------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       93,342,091
  Accumulated net realized gain on investments and
   foreign currency transactions .............................        9,186,901
  Net unrealized appreciation of investments and
   foreign currency transactions .............................       17,610,866
  Accumulated net investment loss ............................           (5,603)
                                                                  -------------
                  Net Assets .................................     $120,134,255
                  =============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $92,127,104/7,117,571 ............................           $12.94
  =============================================================================
  Class B - $28,007,151/2,260,919 ............................           $12.39
  =============================================================================
Maximum Offering Price Per Share
  Class A - ($12.94 x 105.26%) ...............................           $13.62
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding
   taxes of $108,966) .........................................      $1,777,447
  Interest (including income on
   securities loaned of $7,973) ...............................         131,331
                                                                   ------------
                                                                      1,908,778
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................       1,251,029
   Distribution and service fee - Note B
     Class A ..................................................         300,894
     Class B ..................................................         306,219
   Transfer agent fee - Note B ................................         453,738
   Custodian fee ..............................................         138,193
   Registration and filing fees ...............................          40,649
   Auditing fee ...............................................          38,013
   Financial services fee - Note B ............................          24,127
   Printing ...................................................          19,109
   Trustees' fees .............................................          10,212
   Miscellaneous ..............................................          10,100
   Legal fees .................................................           2,186
   Interest expense - Note A ..................................             245
                                                                   ------------
                    Total Expenses ............................       2,594,714
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (685,936)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................      17,520,293
  Net realized loss on foreign currency transactions ..........        (418,367)
  Change in net unrealized appreciation/depreciation of
   investments ................................................      (3,986,356)
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions ..............................              18
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions .............      13,115,588
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $12,429,652
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED OCTOBER 31,
                                                                                         -----------------------------
                                                                                              1996            1997
                                                                                         -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ................................................................      ($393,746)      ($685,936)
   Net realized gain on investments sold and foreign currency transactions ............     10,509,890      17,101,926
   Change in net unrealized appreciation/depreciation of investments and
    foreign currency transactions .....................................................      1,357,847      (3,986,338)
                                                                                         -------------   -------------
     Net Increase in Net Assets Resulting from Operations .............................     11,473,991      12,429,652
                                                                                         -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - ($0.8842 and $1.1872 per share, respectively) ..........................     (6,456,924)     (8,357,133)
     Class B - ($0.8842 and $1.1872 per share, respectively) ..........................     (1,721,689)     (2,563,799)
                                                                                         -------------   -------------
       Total Distributions to Shareholders ............................................     (8,178,613)    (10,920,932)
                                                                                         -------------   -------------
From Fund Share Transactions - Net:* ..................................................        882,664      (3,719,829)
                                                                                         -------------   -------------
Net Assets:
   Beginning of period ................................................................    118,167,322     122,345,364
                                                                                         -------------   -------------
   End of period (including accumulated net investment loss of $3,700 and
    $5,603 respectively) ..............................................................   $122,345,364    $120,134,255
                                                                                         =============   =============

*Analysis of Fund Share Transactions:

                                                                      YEAR ENDED OCTOBER 31,
                                                   ----------------------------   ----------------------------
                                                               1996                           1997
                                                   ----------------------------   ----------------------------
                                                         SHARES          AMOUNT         SHARES          AMOUNT
                                                   ------------   -------------   ------------   -------------
CLASS A
   Shares sold ..................................     8,943,917    $114,915,031     11,923,445    $155,591,350
   Shares issued to shareholders in reinvestment
    of distributions ............................       516,713       6,236,722        653,263       8,071,990
                                                   ------------   -------------   ------------   -------------
                                                      9,460,630     121,151,753     12,576,708     163,663,340
   Less shares repurchased ......................    (9,539,925)   (122,803,879)  (167,535,151)
                                                   ------------   -------------   ------------   -------------
   Net decrease .................................       (79,295)    ($1,652,126)      (190,081)    ($3,871,811)
                                                   ============   =============   ============   =============
CLASS B
   Shares sold ..................................       583,478      $7,131,162      1,192,325     $15,564,013
   Shares issued to shareholders in reinvestment
    of distributions ............................       134,330       1,577,033        197,728       2,351,027
                                                   ------------   -------------   ------------   -------------
                                                        717,808       8,708,195      1,390,053      17,915,040
   Less shares repurchased ......................      (504,739)     (6,173,405)    (1,330,189)    (17,763,058)
                                                   ------------   -------------   ------------   -------------
   Net increase .................................       213,069      $2,534,790         59,864        $151,982
                                                   ============   =============   ============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------
                                                                 1993       1994       1995       1996       1997
                                                               -------    -------    -------    -------    -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................   $10.55     $14.30     $14.16     $12.67     $12.97
                                                               -------    -------    -------    -------    -------
   Net Investment Loss(1) ...................................    (0.10)     (0.07)     (0.03)     (0.02)     (0.05)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ......................     3.85       1.24      (0.13)      1.20       1.21
                                                               -------    -------    -------    -------    -------
       Total from Investment Operations .....................     3.75       1.17      (0.16)      1.18       1.16
                                                               -------    -------    -------    -------    -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ......................       --      (1.31)     (1.33)     (0.88)     (1.19)
                                                               -------    -------    -------    -------    -------
   Net Asset Value, End of Period ...........................   $14.30     $14.16     $12.67     $12.97     $12.94
                                                               =======    =======    =======    =======    =======
   Total Investment Return at Net Asset Value(3) ............    35.55%      8.64%     (0.37%)     9.87%      9.36%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................  $90,787    $100,973   $93,597    $94,746    $92,127
   Ratio of Expenses to Average Net Assets ..................     2.12%      1.98%      1.87%      1.88%      1.81%(8)
   Ratio of Net Investment Loss to Average Net Assets .......    (0.86%)    (0.54%)    (0.23%)    (0.19%)    (0.36%)
   Portfolio Turnover Rate ..................................      108%        61%        60%        98%        81%
   Average Broker Commission Rate(6) ........................      N/A        N/A        N/A    $0.0221    $0.0216

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................   $10.50     $14.17     $13.93     $12.36     $12.54
                                                               -------    -------    -------    -------    -------
   Net Investment Loss(1) ...................................    (0.15)     (0.15)     (0.11)     (0.10)     (0.14)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ......................     3.82       1.22      (0.13)      1.16       1.18
                                                               -------    -------    -------    -------    -------
       Total from Investment Operations .....................     3.67       1.07      (0.24)      1.06       1.04
                                                               -------    -------    -------    -------    -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ......................       --      (1.31)     (1.33)     (0.88)     (1.19)
                                                               -------    -------    -------    -------    -------
   Net Asset Value, End of Period ...........................   $14.17     $13.93     $12.36     $12.54     $12.39
                                                               =======    =======    =======    =======    =======
   Total Investment Return at Net Asset Value(3) ............    34.95%      7.97%     (1.01%)     9.10%      8.67%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................  $19,340    $31,822    $24,570    $27,599    $28,007
   Ratio of Expenses to Average Net Assets ..................     2.49%      2.59%      2.57%      2.54%      2.49%(8)
   Ratio of Net Investment Loss to Average Net Assets .......    (1.25%)    (1.12%)    (0.89%)    (0.83%)    (1.04%)
   Portfolio Turnover Rate ..................................      108%        61%        60%        98%        81%
   Average Broker Commission Rate(6) ........................      N/A        N/A        N/A    $0.0221    $0.0216

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,   PERIOD ENDED
                                                                  ----------------------  MARCH 31, 1995
                                                                     1993          1994     (UNAUDITED)
                                                                  -------       -------      --------
CLASS C(2)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........................   $11.75        $14.34       $14.27
                                                                  -------       -------      -------
   Net Investment Loss .........................................    (0.02)           --           --
   Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ..........................     2.61          1.24        (0.97)
                                                                  -------       -------      -------
     Total from Investment Operations ..........................     2.59          1.24        (0.97)
                                                                  -------       -------      -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments
    Sold and Foreign Currency Transactions .....................       --         (1.31)       (1.33)
                                                                  -------       -------      -------
   Net Asset Value, End of Period ..............................   $14.34        $14.27       $11.97
                                                                  =======       =======      =======
   Total Investment Return at Net Asset Value(3) ...............    22.04%         9.15%       (6.70%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....................     $406          $752         $795
   Ratio of Expenses to Average Net Assets .....................     1.43%(5)      1.42%        1.37%(5)
   Ratio of Net Investment Income (Loss) to Average Net Assets .    (0.35%)(5)     0.03%        0.06%(5)
   Portfolio Turnover Rate .....................................      108%           61%          60%(7)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period ended March 31, 1995, reflect amounts prior to the redemption of all shares on March 31, 1995.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for the fiscal years that began September 1, 1995 or later.
(7) For the year ended October 31, 1995.
(8) Expense ratios do not include interest expense due to bank loans which amounted to less than $0.01 per share.

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on October 31, 1997. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

COMMON STOCKS
Australia (3.42%)
  Normandy Mining Ltd. (Metal) ....................     2,626,000     $2,862,439
  WMC Ltd. (Metal) ................................       350,000      1,242,995
                                                                      ----------
                                                                       4,105,434
                                                                      ----------
Brazil (3.65%)
  Centrais Electricas Brasileiras S/A
    American Depositary Receipts
    (ADR) (Utilities) .............................        51,600      1,088,203
  Companhia Paranaense de Energia
    (ADR) (Utilities) .............................        69,900        834,431
  Telecomunicacoes Brasileiras S/A
    (ADR) (Telecommunications) ....................        24,200      2,456,300
                                                                      ----------
                                                                       4,378,934
                                                                      ----------
Chile (0.48%)
  Maderas y Sinteticos SA (ADR) (Building) ........        46,800        573,300
                                                                      ----------
China (0.14%)
  China Telecom Ltd. (ADR)
     (Telecommunications)* ........................         5,100        165,113
                                                                      ----------
France (6.30%)
  Axa-UAP (Insurance) .............................        10,000        684,783
  Carrefour SA (Retail) ...........................         4,220      2,202,089
  France Telecom SA (ADR)
     (Telecommunications)* ........................        39,800      1,507,425
  LVMH Moet Hennessy Louis Vuitton SA
     (Beverages) ..................................         6,167      1,047,746
  Suez Lyonnaise des Eaux
     (Diversified Operations) .....................        20,500      2,128,809
                                                                      ----------
                                                                       7,570,852
                                                                      ----------
Germany (3.92%)
   Bayerische Motoren Werke AG
   (Automobile/Trucks) ............................         3,900      2,821,267
  Volkswagen AG (Automobile/Trucks) ...............         3,200      1,891,635
                                                                      ----------
                                                                       4,712,902
                                                                      ----------

Hong Kong (4.53%)
  Cheung Kong Holdings Ltd.
    (Real Estate Operations) ......................       265,000      1,842,301
  China Resources Enterprise Ltd.
    (Real Estate Operations) ......................       305,000        836,319
  Hutchison Whampoa Ltd.
    (Diversified Operations) ......................       400,000      2,767,897
                                                                      ----------
                                                                       5,446,517
                                                                      ----------
India (0.86%)
  State Bank of India Global Depositary
    Receipts (Banks - Foreign) ....................        56,300      1,035,920
                                                                      ----------
Ireland (5.40%)
  Allied Irish Banks PLC (ADR)
    (Banks - Foreign) .............................       127,481      6,485,596
                                                                      ----------
Italy (0.16%)
  Gucci Group NV (Retail) .........................         5,370        195,334
                                                                      ----------
Japan (7.25%)
  Ito-Yokado Co., Ltd. (Retail) ...................        50,000      2,484,420
  Sony Corp. (Electronics) ........................        35,000      2,905,276
  TDK Corp. (Electronics) .........................        40,000      3,316,992
                                                                      ----------
                                                                       8,706,688
                                                                      ----------
Mexico (2.51%)
  Grupo Industrial Maseca SA de CV (ADR)
    (Food) ........................................       100,900      1,469,356
  Panamerican Beverages, Inc.
    (Beverages) ...................................        49,800      1,543,800
                                                                      ----------
                                                                       3,013,156
                                                                      ----------
Netherlands (0.97%)
  ING Groep N.V. (ADR)
    (Banks - Foreign) .............................         9,200        382,950
  Ispat International NV (Steel)* .................        30,800        779,625
                                                                      ----------
                                                                       1,162,575
                                                                      ----------
Norway (1.57%)
  Saga Petroleum ASA (Oil & Gas)  .................        96,300      1,890,833
                                                                      ----------
Portugal (0.09%)
  Electricidade de Portugal, S.A. (ADR)
    (Utilities)* ..................................         3,100        108,306
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Singapore (1.20%)
  NatSteel Ltd. (Steel) ...........................       417,000       $675,143
  Overseas-Chinese Banking Corp., Ltd.
    (Banks - Foreign) .............................       137,000        761,111
                                                                     -----------
                                                                       1,436,254
                                                                     -----------
South Korea (0.27%)
  L.G. Construction Ltd. (Building) ...............        36,530        321,767
                                                                     -----------
Sweden (1.84%)
  Investor AB (Diversified Operations) ............        47,500      2,213,314
                                                                     -----------
Switzerland (6.29%)
  Novartis AG (Medical) ...........................         2,133      3,340,596
  SMH AG (Consumer Products Misc.) ................        16,500      2,162,292
  Zurich Versicherungs-Gesellschaft
    (Insurance) ...................................         4,970      2,051,534
                                                                     -----------
                                                                       7,554,422
                                                                     -----------
United Kingdom (8.24%)
  EMAP PLC (Media) ................................       231,000      3,325,269
  Marks & Spencer PLC (Retail) ....................       325,000      3,298,878
  Pearson PLC (Media) .............................       250,000      3,271,614
                                                                     -----------
                                                                       9,895,761
                                                                     -----------
United States (35.05%)
  Adaptec, Inc. (Computers)* ......................        32,000      1,550,000
  Cisco Systems, Inc. (Computers)* ................        33,000      2,707,031
  Colgate-Palmolive Co.
     (Soap & Cleaning Preparations) ...............        40,000      2,590,000
  Disney (Walt) Co., (The) (Leisure) ..............        32,093      2,639,649
  Du Pont (E.I.) De Nemours & Co.
     (Diversified Operations) .....................        60,000      3,412,500
  Fannie Mae (Mortgage Banking) ...................        20,000        968,750
  General Electric Co. (Electronics) ..............        70,000      4,519,375
  Intel Corp. (Electronics) .......................        40,000      3,080,000
  International Business Machines Corp.
     (Computers) ..................................        30,000      2,941,875
  Johnson & Johnson (Medical) .....................        40,000      2,295,000
  Microsoft Corp. (Computers)* ....................        20,000      2,600,000
  Morgan Stanley, Dean Witter,
     Discover & Co. (Finance) .....................        80,000      3,920,000
  Phillips Petroleum Co. (Oil & Gas) ..............        50,000      2,418,750
  Schering-Plough Corp. (Medical) .................        70,000      3,924,375
  Williams Cos., Inc. (The) (Oil & Gas) ...........        50,000      2,546,875
                                                                     -----------
                                                                      42,114,180
                                                                     -----------
                                TOTAL COMMON STOCKS
                                 (Cost $93,625,820)        (94.14%)  113,087,158
                                                        ---------    -----------

PREFERRED STOCK
Brazil (1.73%)
   Compania Riograndense
     de Telecomunicaciones SA
     (Telecommunications) .........................     2,699,658      2,081,464
                                                                     -----------
                              TOTAL PREFERRED STOCK
                                  (Cost $3,932,256)        (1.73%)     2,081,464
                                                        ---------    -----------

                                                        PAR VALUE
                                                      (000s OMITTED)
                                                       ------------
SHORT-TERM INVESTMENTS
   Navigator Securities Lending
     Prime Portfolio** ............................         8,451      8,450,925
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS        (7.03%)     8,450,925
                                                        ---------    -----------

                                  TOTAL INVESTMENTS      (102.90%)  $123,619,547
                                                        =========   ============

*Non-income producing security.
**Represents investment of security lending collateral - NoteA.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                OF SECURITIES
                                                                AS A PERCENTAGE
INVESTMENT CATEGORIES                                         OF FUND NET ASSETS
---------------------                                         ------------------
   Automobile/Trucks...........................................      3.92%
   Banks - Foreign.............................................      7.21
   Beverages...................................................      2.16
   Building....................................................      0.74
   Computers...................................................      8.16
   Consumer Products Misc......................................      1.80
   Diversified Operations......................................      8.76
   Electronics.................................................     11.51
   Finance.....................................................      3.26
   Food........................................................      1.22
   Insurance...................................................      2.28
   Leisure.....................................................      2.20
   Media.......................................................      5.49
   Medical.....................................................      7.96
   Metal.......................................................      3.42
   Mortgage Banking............................................      0.80
   Oil & Gas...................................................      5.71
   Real Estate Operations......................................      2.23
   Retail......................................................      6.81
   Soap & Cleaning Preparations................................      2.16
   Steel.......................................................      1.21
   Telecommunications..........................................      5.17
   Utilities...................................................      1.69
   Short-Term Investments......................................      7.03
                                                                   ------
                                              TOTAL INVESTMENTS    102.90%
                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

NOTE A -

ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from May 7, 1993, through March 31, 1995, but the Trustees abolished Class C shares as of May 1, 1995.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance for the fund during the year for which loans were outstanding amounted to $1,439,500. At October 31, 1997 the outstanding balance was $1,439,500 with a rate of 6.1875%.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $8,419,967 collateralized by cash in the amount of $8,450,925, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 pm, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreigncurrency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

   At October 31, 1997, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1997, there were no open positions in financial futures contracts.

NOTE B -

MANAGEMENT FEE, AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value, (0.90% effective after December 5, 1997) (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625% of the
Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") acted as Co-Distributors for shares of the Fund. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $114,878. Of this amount, $18,135 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $37,407 was paid as sales commissions to unrelated broker-dealers and $59,336 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.
   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $59,701.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officer of the Adviser and/or its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked-to-market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $668.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $102,921,513 and $118,984,118, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

   The cost of investments owned at October 31, 1997 (including short-term investments) for federal income tax purposes was $106,011,523.Gross unrealized appreciation and depreciation of investments aggregated $25,443,141 and $7,835,117, respectively, resulting in net unrealized appreciation of $17,608,024.

NOTE D -

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $7,914,935, a decrease in accumulated net investment loss of $684,033 and an increase in capital paid-in of $7,230,902. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E -

SUBSEQUENT EVENT

On November 12, 1997, the shareholders of John Hancock Global Marketplace Fund ("Global Marketplace Fund") approved a vote on a proposed merger between the Fund and Global Marketplace Fund. The reorganization provided for a transfer of substantially all the assets and liabilities of the Global Marketplace Fund to the Fund. After the transaction and as of the close of business on December 5, 1997, the Global Marketplace Fund will be terminated.

================================================================================

                        John Hancock Funds - Global Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Global Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JohnHancock Global Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 15, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 1997.

   The Fund designated distributions to shareholders of $14,523,619 as capital gain dividend. All of this capital gain distribution is subject to the 28% tax. The Fund did not pay any ordinary income dividends during the fiscal year ended October 31, 1997.

   With respect to the dividends paid by the fund for the fiscal year ended October 31, 1997, 9.51% of the dividends qualify for the corporate dividends received deduction.

======================================NOTES=====================================

                        John Hancock Funds - Global Fund

======================================NOTES=====================================

                        John Hancock Funds - Global Fund

======================================NOTES=====================================

                        John Hancock Funds - Global Fund

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                     Special
                                  Opportunities
                                      Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                               CHAIRMAN'S MESSAGE

                ------------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                ------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

      The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY ROBERT G. FREEDMAN, BENJAMIN A. HOCK, JR. CFA AND
                      JAMES M. BOYD, CO-PORTFOLIO MANAGERS

                                  John Hancock
                           Special Opportunities Fund

           Despite increased volatility, stock market advances sharply

The stock market advanced briskly in a near-perfect economic scenario over the last 12 months, as inflation stayed in check while the economy remained buoyant. However, the year was also marked by intense periods of volatility as investors grew nervous about the surging economy and the specter of renewed inflation. As many stocks rose to valuation levels that many viewed as lofty relative to earnings prospects, it appeared only a matter of time before the market would pause. The trigger wound up being turmoil in Asian markets, which served as the excuse for the market to consolidate on October 27, when the Dow Jones Industrial Average fell 554 points. A rebound quickly followed, and despite the sharp correction, the overall market as measured by the Standard & Poor's 500 Stock Index advanced by an astounding 32.32%, including reinvested dividends, during the 12-month period ended October 31, 1997.

Performance and strategy review

By comparison, the Fund's return was modest. For the year ended October 31, 1997, the Fund's Class A and Class B shares posted total returns of 8.79% and 7.84% respectively, at net asset value. That compared to the 22.74% return of the average capital appreciation fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. The Fund's underperformance was primarily due to a rough patch


Turmoil in Asia gave the market an excuse for a correction.


--------------------------------------------------------------------------------
A 2" x 3" photo of the fund  management  team at bottom  right.  Caption  reads:
"Special Opportunities Fund management team members (l - r) Robert Freedman, Ben Hock and Jim Boyd."
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Special Opportunities Fund

"The economic backdrop remains ideal for financial stocks..."

--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) EVI 4.2% 2) CVS 3.3 % 3) BJ Services 3.2% 4) EMC Corp 3.1% 5) Morningstar Group 3.1%. A footnote below reads "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

in the first six months of the fiscal year. Then, several factors held us back, including our stake in basic materials stocks, which were hurt by the heavy gold selling by central banks and record low levels of inflation. Our large weighting in energy stocks also took a brief but very sharp tumble during the winter, when oil prices fell along with demand in a relatively mild winter. Finally, because of the Fund's underweightings in the finance and technology sectors early in the period, we missed their strong advances then. In the second half of the fiscal year, however, the Fund rebounded strongly and performance was more in line with our peers, after the Fund made some sector shifts.

Sector shifts

In June, we focused more of the Fund's attention on three sectors that we believe show prospects for above-market earnings growth over the next two years. They include energy, financials and technology stocks, and by the end of the fiscal year, the Fund had 64% of its net assets invested in these three groups. We accomplished this by eliminating our stake in basic materials, cutting back our retail holdings, and moving away from healthcare. Although the long-term story for healthcare remains compelling, the best opportunities in this sector have been the large drug companies that are above our target mid-cap size. To a lesser degree, our other two focus groups remained retail and capital equipment.

Energy

Despite the earlier downturn, energy stocks rebounded, and we believe the environment remains fairly stable for energy companies, given the growth in worldwide demand. Although we have kept a sizable weighting here, we cut our position in half from 49% of net assets a year ago to 24% by the end of October. We shifted our emphasis away from exploration and production companies toward energy service companies whose stock prices are less correlated to moves in the underlying commodities. We're buying companies with strong revenue and earnings growth, pricing power and the ability to dominate their market. Coincidentally, the most attractive names are in our target mid-sized range. They include companies such as EVI, the Fund's largest holding, which is the dominant producer of premium piping for drillers; BJ Services, one of three remaining companies in the consolidated industry of pressure pumping; and Cooper Cameron, an equipment manufacturer for the energy industry.

Financials
The economic backdrop remains ideal for financial stocks and in the last six months we re-established our stake and grew it to 24% of the Fund's net assets. On top of the favorable environment, the phenomenon of baby boomers saving more for retirement and a shift toward employee-contribu-

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is BJ Services followed by an up arrow and the phrase "Increased pricing power." The second listing is Flowserve followed by a down and the phrase "Integration problems with recent acquisition." The third listing is St.Paul Companies followed by a down arrow and the phrase "Temporary pricing pressure." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 5% at the bottom. Within the chart there are three solid bars. The first represents the 8.79% total return for the John Hancock Special Opportunities Fund: Class A. The second represents the 7.84% total return for the John Hancock Special Opportunities Fund: Class B. The third represents the 22.74% total return for the average capital appreciation fund. A footnote below reads: "Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."
--------------------------------------------------------------------------------

Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.


tion retirement plans have also bolstered the prospects for asset management companies such as Fund holdings T.Rowe Price and Kansas City Southern Industries. Along with its railroad holdings, the latter company owns a majority interest in two mutual fund companies Janus and Berger. Among insurers, our choices include CMAC, a private mortgage insurer and Life Re, Corp., a provider of reinsurance for life and health risks in the United States. Our bank focus is on select regional banks with strong franchises that can grow both revenues and earnings, with targets of 15% or more. Top holdings include Banc One, Comerica and U.S. Bancorp, which just bought the largest regional bank in the Pacific northwest.

Technology, capital equipment, retail

Technology represents 16% of the Fund's net assets, up from 2% six months ago and 8% a year earlier. Here, we have targeted small, well-situated subsectors where we can find good earnings growth at more reasonable prices. One is wireless communications, where our top holding is Nokia. In addition to its growing cell phone business, Nokia is beating its larger competitors in winning infrastructure contracts worldwide. Another area is data storage companies, such as EMC and Network Appliance, which have accelerating earnings growth due to growing demand. Within the software subsector, we own technology services companies Compuware and Keane.

      Our retail and capital equipment holdings together totaled 22% of the Fund by October 31. Our biggest retail position is drugstore CVS, which is a play on the industry's consolidation and the strong pharmaceutical distribution business. Our top capital equipment stock is Tower Automotive, which has flourished as the prime outsourcer to automotive companies for metal stampings and assemblies.

Outlook

Going forward, our outlook is optimistic, particularly for mid-cap stocks which are the Fund's focus. After lagging their larger brethren until only recently, mid-sized companies remain attractively valued, while their rates of forecasted earnings growth have actually accelerated. Besides, the mid-sized companies we own have little exposure to emerging markets, where recent turmoil could impact the earnings growth of the large multinational companies. Finally, the possibility of lower interest rates brought on by slower growth also bodes well for stocks in general and financial stocks in particular.
--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges.

Actual load-adjusted performance is lower.

"....our outlook is optimistic, particularly for mid-cap stocks..."

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include the maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                            SINCE
                                                ONE         INCEPTION
                                                YEAR        (11/1/93)
                                              ---------    -----------
Cumulative Total Returns                        8.70%       57.67%
Average Annual Total Returns                    8.70%       12.34%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                            SINCE
                                                ONE         INCEPTION
                                                YEAR        (11/1/93)
                                              ---------    -----------
Cumulative Total Returns                        8.47%       58.37%
Average Annual Total Returns                    8.47%       12.47%

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. In addition, the Fund is compared to the Russell Midcap Growth Index -- an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading Special Opportunities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $21,519 as of October 31, 1997. The second line represents the value of the Russell Midcap Index and is equal to $18,726 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $16,241 as of October 31, 1997. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $15,429 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Special Opportunities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $21,519 as of October 31, 1997. The second line represents the value of the Russell Midcap Index and is equal to $18,726 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $15,779 as of October 31, 1997. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $15,479 as of October 31, 1997.
--------------------------------------------------------------------------------

*No contingent deferred sales charge applicable.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $300,343,091) ......................     $ 338,697,419
   Joint repurchase agreement (cost - $7,658,000) ...........         7,658,000
   Corporate savings account ................................               689
                                                                  -------------
                                                                    346,356,108
  Receivable for investments sold ...........................         7,373,518
  Receivable for shares sold ................................            19,086
  Interest receivable .......................................             1,278
  Dividends receivable ......................................            29,962
  Foreign tax receivable ....................................            11,980
  Deferred organization expenses - Note A ...................            26,125
  Other assets ..............................................            16,285
                                                                  -------------
                    Total Assets ............................       353,834,342
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         6,223,993
  Payable for shares repurchased ............................           340,898
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           386,904
  Accounts payable and accrued expenses .....................            72,802
                                                                  -------------
                    Total Liabilities .......................         7,024,597
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       268,884,365
  Accumulated net realized gain on investments and
   foreign currency transactions ............................        39,586,213
  Net unrealized appreciation of investments and
   foreign currency transactions ............................        38,355,940
  Accumulated net investment loss ...........................           (16,773)
                                                                  -------------
                    Net Assets ..............................     $ 346,809,745
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no par value)

  Class A - $141,997,341 / 12,460,966 ..........................          $11.40
  ==============================================================================

  Class B - $204,812,404 / 18,576,137 ..........................          $11.03
  ==============================================================================

Maximum Offering Price Per Share*
  Class A - ($11.40 x 105.26%) .................................          $12.00
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes
   of $56,157) ...............................................     $  2,612,745
  Interest ...................................................        1,271,530
                                                                  -------------
                                                                      3,884,275
                                                                  -------------
  Expenses:
   Investment management fee-- Note B ........................        3,039,997
   Distribution and service fee-- Note B
     Class A .................................................          461,941
     Class B .................................................        2,233,403
   Transfer agent fee-- Note B ...............................        1,453,921
   Custodian fee .............................................          149,385
   Registration and filing fees ..............................           68,188
   Financial services fee-- Note B ...........................           69,934
   Trustees' fees ............................................           32,813
   Printing ..................................................           28,243
   Organization expense-- Note A .............................           26,047
   Auditing fee ..............................................           26,500
                                                                  -------------
                    Total Expenses ...........................        7,590,372
                    -----------------------------------------------------------
                    Net Investment Loss ......................       (3,706,097)
                    ------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:
  Net realized gain on investments sold ......................       61,644,405
  Net realized loss on investments sold short ................       (1,158,361)
  Net realized loss on foreign currency transactions .........         (145,077)
  Change in net unrealized appreciation/depreciation
   of investments ............................................      (30,350,148)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ..........................            7,346
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and Foreign
                    Currency Transactions ....................       29,998,165
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................     $ 26,292,068
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                                            -----------------------------
                                                                                 1996             1997
                                                                            -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...................................................  ($  4,193,647)  ($  3,706,097)
   Net realized gain on investments sold and foreign currency transactions     69,904,536      60,340,967
   Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .........................     22,495,622     (30,342,802)
                                                                            -------------   -------------
     Net Increase in Net Assets Resulting from Operations ................     88,206,511      26,292,068
                                                                            -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($1.6317 and $0.4581 per share, respectively) .............    (16,983,647)     (6,629,671)
     Class B - ($1.6317 and $0.4581 per share, respectively) .............    (25,051,185)    (10,356,319)
                                                                            -------------   -------------
      Total Distributions to Shareholders ................................    (42,034,832)    (16,985,990)
                                                                            -------------   -------------
From Fund Share Transactions - Net:* .....................................    110,382,843     (57,976,265)
                                                                            -------------   -------------
Net Assets:
   Beginning of period ...................................................    238,925,410     395,479,932
                                                                            -------------   -------------
   End of period (including accumulated net investment loss of
     $11,101 and $16,773, respectively) ..................................  $ 395,479,932   $ 346,809,745
                                                                            =============   =============

* Analysis of Fund Share Transactions:

                                                                 YEAR ENDED OCTOBER 31,
                                               ---------------------------------------------------------
                                                           1996                          1997
                                               --------------------------    ---------------------------
                                                  SHARES        AMOUNT          SHARES          AMOUNT
                                               ----------   -------------    -----------   -------------
CLASS A
   Shares sold ............................     8,559,130   $  96,067,916     13,788,334   $ 149,978,302
   Shares issued in reorganization - Note E     1,877,582      19,116,784             --              --
   Shares reinvested ......................     1,583,421      15,945,056        574,409       6,255,139
                                               ----------   -------------    -----------   -------------
                                               12,020,133     131,129,756     14,362,743     156,233,441
   Less shares repurchased ................    (8,586,867)    (95,919,018)   (16,237,930)   (175,622,420)
                                               ----------   -------------    -----------   -------------
   Net increase (decrease) ................     3,433,266   $  35,210,738     (1,875,187)  ($ 19,388,979)
                                               ==========   =============    ===========   =============
CLASS B
   Shares sold ............................     6,000,021   $  65,825,284      4,201,630   $  43,981,077
   Shares issued in reorganization - Note E     4,519,844      44,987,360             --              --
   Shares reinvested ......................     2,350,721      23,155,093        886,671       9,406,661
                                               ----------   -------------    -----------   -------------
                                               12,870,586     133,967,737      5,088,301      53,387,738
   Less shares repurchased ................    (5,421,096)    (58,795,632)    (8,910,759)    (91,975,024)
                                               ----------   -------------    -----------   -------------
   Net increase (decrease) ................     7,449,490   $  75,172,105     (3,822,458)  ($ 38,587,286)
                                               ==========   =============    ===========   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                      -------------------------------------------------
                                                                        1994           1995         1996         1997
                                                                      --------       --------     --------     --------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................    $    8.50      $    7.93    $    9.32    $   10.92
                                                                      --------       --------     --------     --------
  Net Investment Loss (2) .......................................        (0.03)         (0.07)       (0.11)       (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments ........        (0.54)          1.46         3.34         1.00
                                                                      --------       --------     --------     --------
   Total from Investment Operations .............................        (0.57)          1.39         3.23         0.94
                                                                      --------       --------     --------     --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ......           --             --        (1.63)       (0.46)
                                                                      --------       --------     --------     --------
  Net Asset Value, End of Period ................................    $    7.93      $    9.32    $   10.92    $   11.40
                                                                      ========       ========     ========     ========
  Total Investment Return at Net Asset Value (3) ................        (6.71%)        17.53%       36.15%        8.79%
  Total Adjusted Investment Return at Net Asset Value (3,4) .....        (6.83%)           --           --           --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................    $  92,325      $ 101,562    $ 156,578    $ 141,997
  Ratio of Expenses to Average Net Assets .......................         1.50%          1.59%        1.59%        1.59%
  Ratio of Adjusted Expenses to Average Net Assets (5) ..........         1.62%            --           --           --
  Ratio of Net Investment Loss to Average Net Assets ............        (0.41%)        (0.87%)      (1.00%)      (0.57%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5)        (0.53%)           --           --           --
  Portfolio Turnover Rate .......................................           57%           155%         240%         317%
  Expense Reimbursement Per Share ...............................    $    0.01(2)          --           --           --
  Average Broker Commission Rate (6) ............................          N/A            N/A    $  0.0600    $  0.0645

CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................    $    8.50      $    7.87    $    9.19    $   10.67
                                                                      --------       --------     --------     --------
  Net Investment Loss (2) .......................................        (0.09)         (0.13)       (0.18)       (0.13)
  Net Realized and Unrealized Gain (Loss) on Investments ........        (0.54)          1.45         3.29         0.95
                                                                      --------       --------     --------     --------
   Total from Investment Operations .............................        (0.63)          1.32         3.11         0.82
                                                                      --------       --------     --------     --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ......           --             --        (1.63)       (0.46)
                                                                      --------       --------     --------     --------
  Net Asset Value, End of Period ................................    $    7.87      $    9.19    $   10.67    $   11.03
                                                                      ========       ========     ========     ========
  Total Investment Return at Net Asset Value (3) ................        (7.41%)        16.77%       35.34%        7.84%
  Total Adjusted Investment Return at Net Asset Value (3,4) .....        (7.53%)           --           --           --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................    $ 131,983      $ 137,363    $ 238,901    $ 204,812
  Ratio of Expenses to Average Net Assets .......................         2.22%          2.30%        2.29%        2.28%
  Ratio of Adjusted Expenses to Average Net Assets (5) ..........         2.34%            --           --           --
  Ratio of Net Investment Loss to Average Net Assets ............        (1.13%)        (1.55%)      (1.70%)      (1.25%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5)        (1.25%)           --           --           --
  Portfolio Turnover Rate .......................................           57%           155%         240%         317%
  Expense Reimbursement Per Share ...............................    $    0.01(2)          --           --           --
  Average Broker Commission Rate (6) ............................          N/A            N/A    $  0.0600    $  0.0645

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                     FOR THE PERIOD JULY 6, 1994
                                                    (COMMENCEMENT OF OPERATIONS)    PERIOD ENDED
                                                         TO OCTOBER 31, 1994      APRIL 11, 1995(9)
                                                    ----------------------------  -----------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ............................  $  7.60           $  7.94
                                                                      -----             -----
 Net Investment Income ...........................................       --              0.01
 Net Realized and Unrealized Gain on Investments .................     0.34              0.29
                                                                      -----             -----
  Total From Investment Operations ...............................     0.34              0.30
                                                                      -----             -----
 Net Asset Value, End of Period ..................................  $  7.94           $  8.24
                                                                      =====             =====
 Total Investment Return at Net Asset Value (3) ..................    (4.47%)(8)         3.40%(8)
 Total Adjusted Investment Return at Net Asset Value (3,4) .......    (4.85%)(8)           --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................  $   165           $   218
 Ratio of Expenses to Average Net Assets .........................     1.01%(7)          0.98%(7)
 Ratio of Adjusted Expenses to Average Net Assets (5) ............     1.39%(7)            --
 Ratio of Net Investment Income to Average Net Assets ............     0.03%(7)          0.23%(7)
 Ratio of Adjusted Net Investment Income to Average Net Assets (5)    (0.35%)(7)           --
 Portfolio Turnover Rate .........................................       57%              N/A
 Expense Reimbursement Per Share .................................  $  0.01(2)             --

(1)   Class A and B shares commenced operations on November 1, 1993.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7)   Annualized.
(8)   Not Annualized.
(9) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.

The Financial Highlights summarize the impact of the following factors on a single share for each period indi cated: the net investment income (loss), gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Schedule of Investments
October 31, 1997

--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Opportunities Fund on October 31, 1997. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Automobile / Trucks (2.05%)
  Tower Automotive, Inc.* ............................    170,000    $ 7,118,750
                                                                     -----------
Banks - Foreign (0.38%)
  Allied Irish Banks PLC American Depositary
    Receipts (ADR) (Ireland) .........................     25,600      1,302,400
                                                                     -----------
Banks - United States (6.83%)
  Banc One Corp. .....................................     92,000      4,795,500
  Comerica, Inc. .....................................     69,000      5,455,312
  Silicon Valley Bancshares* .........................     52,200      2,851,425
  TCF Financial Corp. ................................     45,000      2,559,375
  U.S. Bancorp .......................................     79,000      8,033,312
                                                                     -----------
                                                                      23,694,924
                                                                     -----------
Computers (8.88%)
  Adaptec, Inc.* .....................................    188,000      9,106,250
  Compuware Corp.* ...................................     64,000      4,232,000
  EMC Corp.* .........................................    192,000     10,752,000
  Keane, Inc.* .......................................    125,000      3,703,125
  Network Appliance, Inc.* ...........................     60,000      3,015,000
                                                                     -----------
                                                                      30,808,375
                                                                     -----------
Containers (3.25%)
  Owens-Illinois, Inc.* ..............................    174,000      6,003,000
  Sealed Air Corp.* ..................................    102,000      5,259,375
                                                                     -----------
                                                                      11,262,375
                                                                     -----------
Diversified Operations (1.03%)
  Crane Co. ..........................................     86,000      3,574,375
                                                                     -----------
Electronics (2.54%)
  Texas Instruments, Inc. ............................     20,000      2,133,750
  Westinghouse Electric Corp. ........................    253,000      6,688,687
                                                                     -----------
                                                                       8,822,437
                                                                     -----------
Finance (4.08%)
  Charter One Financial, Inc. ........................    118,250    $ 6,873,281
  Price (T. Rowe) Associates, Inc. ...................    110,000      7,287,500
                                                                     -----------
                                                                      14,160,781
                                                                     -----------
Food (8.07%)
  Dole Food Co., Inc. ................................    153,000      6,779,812
  Morningstar Group, Inc.* ...........................    250,400     10,704,600
  Quaker Oats Co. ....................................    219,000     10,484,625
                                                                     -----------
                                                                      27,969,037
                                                                     -----------
Insurance (9.99%)
  Allmerica Financial Corp. ..........................    170,000      7,968,750
  CMAC Investment Corp. ..............................    157,000      8,585,938
  Executive Risk, Inc. ...............................     49,500      3,260,812
  Frontier Insurance Group, Inc. .....................    220,200      7,417,987
  General Re Corp. ...................................     20,000      3,943,750
  Life Re Corp. ......................................     63,000      3,472,875
                                                                     -----------
                                                                      34,650,112
                                                                     -----------
Machinery (1.09%)
  Flowserve Corp. ....................................    127,000      3,778,250
                                                                     -----------
Medical (1.82%)
  AmeriSource Health Corp. (Class A)* ................    106,000      6,293,750
                                                                     -----------
Oil & Gas (24.62%)
  BJ Services Co.* ...................................    130,000     11,017,500
  Cooper Cameron Corp.* ..............................    146,000     10,548,500
  EVI, Inc.* .........................................    227,400     14,596,238
  Falcon Drilling Co., Inc.* .........................    260,000      9,457,500
  Fred. Olsen Energy ASA (Norway)*(R) ................     34,800        852,600
  Global Industries Ltd.* ............................    386,000      7,768,250
  Grey Wolf, Inc.* ...................................    570,200      4,704,150
  Gulf Canada Resources Ltd. (Canada)* ...............    398,000      3,333,250
  Halliburton Co. ....................................    119,000      7,095,375
  Mitchell Energy & Development Corp.* ...............    128,500      3,228,563
  Rowan Cos., Inc.* ..................................     83,000      3,226,625
  UTI Energy Corp.* ..................................     99,700      4,449,113
  Veritas DGC, Inc.* .................................    125,000      5,117,188
                                                                     -----------
                                                                      85,394,852
                                                                     -----------
Pollution Control (3.12%)
  Philip Services Corp. (Canada)* ....................    320,400      5,607,000
  US Filter Corp.* ...................................    130,000      5,216,250
                                                                     -----------
                                                                      10,823,250
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Retail (7.08%)
  CVS Corp. ......................................     184,000      $ 11,281,500
  Safeway, Inc.* .................................     120,000         6,975,000
  U.S. Office Products Co.* ......................     201,000         6,281,250
                                                                     -----------
                                                                      24,537,750
                                                                     -----------
Telecommunications (7.17%)
  CellStar Corp.* ................................     106,000         3,597,375
  NEXTLINK Communications, Inc. (Class A)* .......      46,000         1,040,750
  Nokia Corp. (ADR) (Finland) ....................     115,000        10,148,750
  Tel-Save Holdings, Inc.* .......................     300,000         6,450,000
  Teleport Communications Group, Inc.* ...........      75,000         3,628,125
                                                                     -----------
                                                                      24,865,000
                                                                     -----------
Transport (5.66%)
  C.H. Robinson Worldwide, Inc.* .................       6,400           140,800
  CNF Transportation, Inc. .......................     165,300         7,376,513
  Halter Marine Group, Inc.* .....................      79,000         4,132,688
  Kansas City Southern Industries, Inc. ..........     262,000         7,991,000
                                                                     -----------
                                                                      19,641,001
                                                                     -----------
                               TOTAL COMMON STOCKS
                               (Cost $300,343,091)      (97.66%)     338,697,419
                                                      ---------      -----------

                                        INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE      (000s OMITTED)     VALUE
-------------------                       ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.21%)
  Investment in a joint repurchase
   agreement transaction with
   Aubrey G. Lanston & Co. - Dated
   10-31-97, Due 11-03-97
   (secured by U.S. Treasury
   Notes, 5.00% thru
   9.25% Due 02-28-98 thru
   04-30-02) - Note A ................... 5.68%        $ 7,658        $7,658,000
                                                                     -----------
Corporate Savings Account ( 0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95% .......................                               689
                                                                     -----------
                  TOTAL SHORT-TERM INVESTMENTS           (2.21%)       7,658,689
                                                       ---------     -----------
                             TOTAL INVESTMENTS          (99.87%)    $346,356,108
                                                       =========     ===========

*     Non-Income producing security

      The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $852,600, as of October 31, 1997.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Special Opportunities Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to country categories.

                                     MARKET VALUE
                                   AS A PERCENTAGE
                                      OF FUND'S
COUNTRY DIVERSIFICATION              NET ASSETS
-----------------------            ---------------
  Canada......................            2.58%
  Finland.....................            2.93
  Ireland.....................            0.38
  Norway......................            0.25
  United States...............           93.73
                                   ---------------
             TOTAL INVESTMENTS           99.87%
                                   ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Special Opportunities Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation by investing in those economic sectors that appear to have a higher than average earnings potential.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from July 6, 1994, through April 11, 1995, but the Trustees terminated Class C shares as of May 1, 1995.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1997, the fund has $11,066,430 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: October 31, 1998 - $769,302, October 31, 1999 - $1,297,087, October 31, 2000 - $12,856, October 31, 2001 - $4,531,602 and
October 31, 2002 - $4,455,583. Availability of a certain amount of loss carryforwards which were acquired on September 6, 1996 in a merger, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

      At October 31, 1997 there were no open foreign currency forward contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At October 31, 1997, there were no open positions in financial futures contracts.

SHORT SALE POSITIONS The Fund, in "selling short," sells borrowed securities which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund may realize losses upon repurchase at prices which may exceed the prices used in determining the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market.

      At October 31, 1997, there were no open positions in short sales.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $579,686. Out of this amount, $91,952 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $208,475 was paid as sales commissions to unrelated broker-dealers and $279,259 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"),Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $908,073.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,612.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1997 aggregated $1,136,905,048 and $1,195,802,591 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

      The cost of investments owned at October 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $308,032,104. Gross unrealized appreciation and depreciation of investments aggregated $45,164,571 and $6,841,256, respectively, resulting in net unrealized appreciation of $38,323,315.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $20,081,390, a decrease in accumulated net investment loss of $3,700,425 and an increase in capital paid-in of $16,380,965. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
REORGANIZATION

On August 14, 1996, the shareholders of John Hancock Global Resources Fund (JHGRF) and on August 15, 1996, the shareholders of the John Hancock Gold & Government Fund (JHG&GF) approved plans of reorganization between JHGRF and the Fund, and JHG&GF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHGRF and JHG&GF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition of JHGRF was accounted for as a tax free exchange of 501,258 Class A shares and 3,438,771 Class B shares of the Fund (valued at $5,103,607 and $34,227,123, respectively) for the 274,943 Class A shares and 1,876,138 Class B shares of JHGRF, including $9,558,517 of unrealized appreciation, after the close of business at September 6, 1996. The acquisition of JHG&GF was accounted for as a tax free exchange of 1,376,324 Class A shares and 1,081,073 Class B shares of the Fund (valued at $14,013,177 and $10,760,237, respectively) for 991,292 Class A shares and 762,359 Class B shares of JHG&GF, including $1,486,018 of unrealized appreciation, after the close of business at September 6, 1996. The aggregate net assets of JHGRF, and JHG&GF and the Fund were $39,330,730, $24,773,414, and $298,425,478, respectively, immediately before the acquisition.

================================================================================

                 John Hancock Funds - Special Opportunities Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Special Opportunities Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Special Opportunities Fund (the "Fund") (a series of John Hancock Investment Trust III)at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Boston, Massachusetts
December 15, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended October 31, 1997.

      The Fund designated a distribution to shareholders of $4,516,227 as long-term capital gain dividends, which is all 28%. These amounts were reported on the 1996 U.S. Treasury Department Form 1099-DIV.

      With respect to the dividends paid by the Fund for the fiscal year ended October 31, 1997, 7.79% qualify for the corporate dividends received deduction.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January, 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

[LOGO] JOHN HANCOCK FUNDS                                   -------------------
       A Global Investment Management Firm                       Bulk Rate
                                                               U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       PAID
1-800-225-5291  1-800-554-6713 (TDD)                           Randolph, MA
INTERNET: www.jhancock.com/funds                               Permit No. 75
                                                            -------------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO]  Printed on Recycled Paper                            3900A 10/97
                                                                           12/97

                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

                               International Fund

                                OCTOBER 31, 1997

                            [LOGO] John Hancock Funds
                                   A Global Investment Management Firm

================================================================================
                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN

                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT

                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.
--------------------------------------------------------------------------------

In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/s/ Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                               International Fund

           Asian turmoil erodes the fortunes of many emerging markets

It was a nerve-wracking 12 months for overseas investors, who wound up gaining ground during the year, but endured heightened volatility and dramatic worldwide market plunges at the end of October. When the Fund's fiscal year began last November, most foreign markets were on a roll, boosted by falling interest rates and a strong U.S. stock market. As the period progressed, however, the landscape changed. World markets fretted periodically about the strength of the U.S. economy and the potential for rising interest rates. More importantly, in the summer, the growing currency and financial problems in Southeast Asia had a ripple effect on Latin America, and spread to the rest of the world, including Wall Street, in late October.

     Despite the year-end turmoil, the emerging markets of Latin America still managed to produce double-digit results for the fiscal year. Likewise, the developed worlds of Europe and the United States recovered from the shock waves. However, almost every Asian market, including Japan and Hong Kong, ended the year in negative territory, from Hong Kong's 15% drop to Thailand's 69% plunge. The "Asian contagion" kept many markets edgy beyond the fiscal year end.

Performance

John Hancock International Fund ended the year behind its peers. In the first half of the fiscal period, we were held back by our large stakes in Japan and Hong Kong when these markets underperformed. Although we subsequently cut our stake in Japan, our continued emphasis on

"Almost every Asian market... ended the year in negative territory..."


--------------------------------------------------------------------------------
A 2" x 3" photo of portfolio  management  team at bottom right.  Caption  reads:
"(l-r)    Gerardo    Espinoza,     Miren    Etcheverry    and    John    Wills."
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - International Fund

--------------------------------------------------------------------------------
A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into seven sections. Going from top left to right:
"Short-Term Investments & Other 8%, Continental Europe 30%, U.K. & Irelans 21%, Japan 12%, Latin America 12%, Hong Kong 7%, Australia 6%, Emerging Asia 4%.",
-------------------------------------------------------------------------------

Hong Kong hurt us again in October - the height of the emerging-market turmoil and an especially difficult month. Indeed, because of the "contagion" effect, several of our focus markets, most notably Brazil, had drops in the 20% to 30% range in October. That contributed to the Fund's losing 13% in the month of October alone and wiping out its gains for the year. For the 12 months ended October 31, 1997, the Fund's Class A and Class B shares posted total returns of -3.22% and -3.86%, respectively, at net asset value, compared to the 10.39% return of the average international fund, according to Lipper Analytical Services, Inc.(1) See pages six and seven for longer-term performance information.

Growing stake in Europe

With heightened turbulence elsewhere, we continued to up our stake in Europe over the year, from 34% to 51% of net assets by the end of October. We remain focused on individual companies that are increasing value to shareholders through corporate restructurings. A perfect example is our new holding Axa, a French insurance company that recently acquired another European-based insurance company. We are also finding good opportunities among companies that are successfully going outside their home markets to capture growth. One new example is Ireland's Allied Irish Banks, which has an important presence in the United States through several subsidiaries, as well as a top management team and a strong earnings outlook. These stocks have also helped boost our stake in the financial sector, a previously underweighted area where we see good growth potential.

Asian contagion

Following a brief market rally at the beginning of the fiscal period, we further cut our stake in Japan, decreasing it from 28% a year ago to 12% by the end of October. While exporters, which are the Fund's focus, remain the only source of strength for the economy, even they could feel the effects of the region's economic weakness. On the other hand, we remain overweighted in Hong Kong, although we reduced our stake to 7% from its 20% level a year ago. Despite regional woes and their impact on Hong Kong's market in October, we believe the country's fundamentals -- a strong economy and sound banking system -- are solid. More importantly, we believe China is the real driver to Hong Kong's future. Although slowing, China's growth rate remains in the high single digits, interest rates are coming down and economic liberalization should drive the Chinese economy going forward.

     Fortunately, we had only had small positions

"...we continued to up our stake in Europe..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Zurich Insurance followed by an up arrow and the phrase "Positive consolidation and restructuring results." The second listing is Saga Petroleum followed by a horizontal arrow and the phrase "Markets focus on company's oil exploration." The third listing is Sony followed by a down arrow and the phrase "Profit taking and Asian turmoil hurt stock despite solid growth." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - International Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 12% at the top and -4% at the bottom. Within the chart there are three solid bars. The first represents the -3.22% total return for the John Hancock International Fund: Class A. The second represents the -3.86% total return for John Hancock International Fund:
Class B. The third represents the 10.39% total return for the average international fund. A footnote below reads: "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services. (1)" See the following two pages for historical performance information."
--------------------------------------------------------------------------------

in the Southeast Asian markets during much of the year. The one exception was Singapore, where our exposure hurt us when this usually traditional safe-haven market was unable to escape the regional rout.

Latin America

Despite a pause in April and a steep drop in October, most Latin American equities markets posted gains for the year. We built our stake in Latin America to 12% of net assets, because there, too, we believe the economic backdrop remains positive. Our largest bet is in Brazil at 9% of the Fund's net assets, which is at the beginning of a dramatic liberalization process including billions of dollars worth of privatization over the next few years. The Fund's focus is on large companies in the telecommunications and utilities areas that serve a critical role in this process. That said, the picture for Brazil could get temporarily cloudy in the wake of rising interest rates and other government measures aimed at defending its currency, all of which could slow growth.

Looking ahead

In our view, foreign markets are in for more volatility in the short term, as investors sort out the impact of the Asian currency crisis. Certainly, Southeast Asia's weakened economies and slower growth will have an impact on companies doing business there. There could also be a resulting tempering of world growth, but only marginally, in our opinion. We choose to see a silver lining in this tempest: the real possibility of diminished inflation fears, since slower economies should reduce the need for further interest rate hikes in the U.S. and Europe. Since Latin America's growth and markets generally march in greater synch with the U.S., we expect stability to return there, as well. As for Asia, a lot of the outlook depends on how serious those countries are about making structural changes needed to put their economies back on track. If anything, recent events could prompt them to speed up the process of needed reform. In any event, we're waiting for some strong signs of commitment before we make any further moves. In Japan, especially, we want to see more government efforts to strengthen the economy and deal effectively with the banking problems.

"...foreign markets are in for more volatility in the short term..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                     SINCE
                                      ONE          INCEPTION
                                      YEAR          (1/3/94)
                                  -------------  -------------
Cumulative Total Returns              7.13%          9.85%
Average Annual Total Returns(1)       7.13%          2.54%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                     SINCE
                                      ONE          INCEPTION
                                      YEAR          (1/3/94)
                                  -------------  -------------
Cumulative Total Returns              7.15%          9.61%
Average Annual Total Returns(1)       7.15%          2.49%

Notes to Performance

(1) Effective January 3, 1994, the Adviser has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total return for the one-year period and since inception would have been 5.84% and 0.46% for Class A shares and 5.86% and 0.41% for Class B shares.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index -- an unmanaged index that measures the performance of stock markets in Europe, Australia and Far East. In addition, the Fund is compared to the Morgan Stanley All Country World-Ex U.S. Free Index, which measures the performance of developed and emerging stock markets around the world. The index represents stocks that are freely traded on various equity exchanges around the world. The Adviser has chosen to remove the Morgan Stanley EAFE Index from future reports, but will continue comparing the Fund to the Morgan Stanley All Country World-Ex U.S. Free Index, which more closely represents the investment strategy of the Fund.
International Fund Fund

--------------------------------------------------------------------------------
Line chart with the heading International Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $13,099 as of October 31, 1997. The second represents the value of the Morgan Stanley All Country World Ex-U.S. Free Index and is equal to $12,636 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the International Fund before sales charge, on January 3, 1994, and is equal to $10,005 as of October 31, 1997. The fourth line represents theInternational Fund, after sales charge, and is equal to $9,504 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading International Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley EAFE Index and is equal to $13,099 as of October 31, 1997. The second represents the value of the Morgan Stanley All Country World Ex-U.S. Free Index and is equal to $12,636 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the International Fund, before sales charge, on January 3, 1994 and is equal to $9,734 as of October 31, 1997. .
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------
Assets:
 Investments at value - Note C:
  Common stocks (cost - $12,051,204) ...........................    $12,215,583
  Preferred stocks (cost - $679,312) ...........................        356,861
  Short-term investments (cost - $3,056,174) - Note A ..........      3,056,174
                                                                   ------------
                                                                     15,628,618
 Foreign currency, at value (cost - $332,886) ..................        332,886
 Foreign taxes receivable ......................................          8,129
 Receivable for investments sold - Note B ......................      2,409,205
 Receivable for shares sold. ...................................         22,090
 Dividends receivable ..........................................         10,972
 Deferred organization expenses - Note A .......................         27,056
 Other assets ..................................................            334
                                                                   ------------
                          Total Assets .........................     18,439,290
                          -----------------------------------------------------

Liabilities:
 Due to Custodian ..............................................        578,610
 Payable for bank borrowings - Note A ..........................      1,040,000
 Payable for shares repurchased ................................         22,795
 Payable for securities on loan - Note A .......................      3,056,174
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................          2,400
 Accounts payable and accrued expenses .........................         60,506
                                                                   ------------
                          Total Liabilities ....................      4,760,485
                          -----------------------------------------------------

Net Assets:
 Capital paid-in ...............................................     13,721,429
 Accumulated net realized gain on investments
   and foreign currency transactions ...........................        115,788
 Net unrealized depreciation of investments
  and foreign currency transactions ............................       (157,986)
 Accumulated net investment loss ...............................           (426)
                                                                   ------------
                          Net Assets ...........................    $13,678,805
                          =====================================================

Net Asset Value Per Share:
 (Based on net asset values and
 shares of beneficial interest oustanding -
 unlimited number of shares authorized
 with no par value)
 Class A - $4,965,476/590,271 ..................................          $8.41
 ==============================================================================
 Class B - $8,713,329/1,059,964 ................................          $8.22
 ==============================================================================
Maximum Offering Price Per Share*
 Class A - ($8.41 x 105.26%) ...................................          $8.85
 ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign withholding taxes of $21,740) .......       $196,383
 Interest (including income on securities
  loaned of $2,006) ............................................         39,480
                                                                   ------------
                                                                        235,863
                                                                   ------------

 Expenses:
  Investment management fee - Note B ...........................        150,931
  Distribution and service fee - Note B
   Class A .....................................................         17,083
   Class B .....................................................         93,988
  Custodian fee ................................................         72,969
  Transfer agent fee - Note B ..................................         80,476
  Auditing fee .................................................         38,013
  Registration and filing fees .................................         30,983
  Organization expense - Note A ................................         23,017
  Printing .....................................................          9,650
  Trustees' fees ...............................................          1,097
  Financial services fee - Note B ..............................          2,771
  Miscellaneous ................................................          1,364
  Legal fees ...................................................            992
  Interest expense - Note A ....................................            177
                                                                   ------------
                          Total Expenses .......................        523,511
                          -----------------------------------------------------
                          Less expense reductions - Note B .....       (195,954)
                          -----------------------------------------------------
                          Net Expenses .........................        327,557
                          -----------------------------------------------------
                          Net Investment Loss ..................        (91,694)
                          -----------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold .........................        707,894
 Net realized loss on foreign currency transactions ............        (99,161)
 Change in net unrealized appreciation/depreciation
  of investments ...............................................     (1,164,047)
 Change in net unrealized appreciation/depreciation
  of foreign currency transactions .............................            339
                                                                   ------------
                          Net Realized and Unrealized
                          Loss on Investments and
                          Foreign Currency Transactions ........       (554,975)
                          -----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ............      ($646,669)
                          =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                  ------------------------------
                                                      1996              1997
                                                  ------------      ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ................       $35,713          ($91,694)
  Net realized gain (loss) on
    investments sold and foreign
    currency transactions .....................      (103,249)          608,733
  Change  in net  unrealized
    appreciation/depreciation  of
    investments  and  foreign  currency
    transactions ..............................       727,115        (1,163,708)
                                                 ------------      ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations ................       659,579          (646,669)
                                                 ------------      ------------
Distributions to Shareholders:
  Distributions from net investment income
     Class A - (none and $0.0109 per
     share, respectively) .....................            --            (6,338)
                                                 ------------      ------------

From Fund Share Transactions - Net:* ..........     4,408,817         1,058,453
                                                 ------------      ------------
Net Assets:

  Beginning of period .........................     8,204,963        13,273,359
                                                 ------------      ------------
  End of period (including undistributed
    net investment income of $6,064 and
    net investment loss of $426,
    respectively) .............................   $13,273,359       $13,678,805
                                                 ============      ============
*Analysis of Fund Share Transactions

                                            YEAR ENDED OCTOBER 31,
                              -------------------------------------------------
                                       1996                      1997
                              -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------   ----------   ----------   ----------
CLASS A
  Shares sold ..............   1,161,618   $9,954,113      553,881   $5,138,738
  Shares issued to
    shareholders in
    reinvestment of
    distributions ..........      --           --              674        6,082
                              ----------   ----------   ----------   ----------
                               1,161,618    9,954,113      554,555    5,144,820
  Less shares repurchased ..  (1,093,395)  (9,411,237)    (550,545)  (5,104,530)
                              ----------   ----------   ----------   ----------
  Net increase .............      68,223     $542,876        4,010      $40,290
                              ==========   ==========   ==========   ==========
CLASS B
  Shares sold ..............   1,141,712   $9,576,146      780,756   $6,676,625
  Shares issued to
    shareholders in
    reinvestment of
    distributions ..........      --           --           --           --
                              ----------   ----------   ----------   ----------
                               1,141,712    9,576,146      780,756    6,676,625
  Less shares repurchased ..    (680,493)  (5,710,205)    (677,361)  (5,658,462)
                              ----------   ----------   ----------   ----------
  Net increase .............     461,219   $3,865,941      103,395   $1,018,163
                              ==========   ==========   ==========   ==========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                            FOR THE PERIOD
                                            JANUARY 3, 1994
                                           (COMMENCEMENT OF             YEAR ENDED OCTOBER 31,
                                            OPERATIONS) TO     ----------------------------------------
                                            OCTOBER 31, 1994      1995           1996           1997
                                            ----------------   ----------     ----------     ----------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...        $8.50             $8.65          $8.14          $8.70
                                               -------           -------        -------        -------
 Net Investment Income (Loss) ...........         0.07(1)           0.04           0.06(1)       (0.02)(1)
 Net Realized and Unrealized
   Gain (Loss) on Investments and
   Foreign Currency Transactions ........         0.08             (0.47)          0.50          (0.26)
                                               -------           -------        -------        -------
  Total from Investment Operations ......         0.15             (0.43)          0.56          (0.28)
                                               -------           -------        -------        -------

 Less Distributions:
 Dividends from Net Investment Income ...         --               (0.03)          --            (0.01)
 Distributions from Net Realized Gain
   on Investments Sold and Foreign
   Currency Transactions ................         --               (0.05)          --             --
                                               -------           -------        -------        -------
  Total Distributions ...................         --               (0.08)          --            (0.01)
                                               -------           -------        -------        -------
 Net Asset Value, End of Period .........        $8.65             $8.14          $8.70          $8.41
                                               =======           =======        =======        =======
 Total Investment Return at Net
   Asset Value(2) .......................         1.77%(3)         (4.96%)         6.88%         (3.22%)
 Total Adjusted Investment Return
   at Net Asset Value (2,4) .............        (0.52%)(3)        (8.12%)         5.33%         (4.52%)
Ratios and Supplemental Data
 Net Assets, End of Period
   (000s omitted) .......................        $4,426            $4,215         $5,098         $4,965
 Ratio of Expenses to Average
   Net Assets ...........................         1.50%(5)          1.64%          1.75%          1.73%(9)
 Ratio of Adjusted Expenses to Average
   Net Assets (6) .......................         3.79%(5)          4.80%          3.30%          3.03%(9)
 Ratio of Net Investment Income (Loss)
   to Average Net Assets ................         1.02%(5)          0.56%          0.68%         (0.16%)
 Ratio of Adjusted Net Investment Loss
   to Average Net Assets (6) ............        (1.27%)(5)        (2.60%)        (0.87%)        (1.46%)
 Portfolio Turnover Rate ................           50%               69%            83%           169%
 Fee Reduction Per Share (1) ............        $0.16             $0.25          $0.14          $0.12
 Average Brokerage Commission Rate (7) ..          N/A               N/A        $0.0192        $0.0186

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net invest ment income, gains (losses), distributions of the Fund and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                            FOR THE PERIOD
                                            JANUARY 3, 1994
                                           (COMMENCEMENT OF             YEAR ENDED OCTOBER 31,
                                            OPERATIONS) TO     ----------------------------------------
                                            OCTOBER 31, 1994      1995           1996           1997
                                            ----------------   ----------     ----------     ----------
CLASS B

Per Share Operating Performance
 Net Asset Value, Beginning of Period ...        $8.50           $8.61        $8.05              $8.55
                                               -------         -------      -------            -------
 Net Investment Income (Loss) ...........         0.02(1)        (0.03)        0.00(1,8)         (0.08)(1)
 Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign
   Currency Transactions ................         0.09           (0.48)        0.50              (0.25)
                                               -------         -------      -------            -------
  Total from Investment Operations ......         0.11           (0.51)        0.50              (0.33)
                                               -------         -------      -------            -------
 Less Distributions:
 Distributions from Net Realized
   Gain on Investments Sold and
   Foreign Currency Transactions ........         --             (0.05)        --                 --
                                               -------         -------      -------            -------
 Net Asset Value, End of Period .........        $8.61           $8.05        $8.55              $8.22
                                               =======         =======      =======            =======
 Total Investment Return at
   Net Asset Value (2) ..................         1.29%(3)       (5.89%)       6.21%             (3.86%)
 Total Adjusted Investment Return
   at Net Asset Value (2,4) .............        (1.00%)(3)      (9.05%)       4.66%             (5.16%)
Ratios and Supplemental Data
 Net Assets, End of Period
   (000s omitted) .......................        $3,948          $3,990       $8,175             $8,713
 Ratio of Expenses to Average
   Net Assets ...........................         2.22%(5)        2.52%        2.45%              2.43%(9)
 Ratio of Adjusted Expenses to Average
   Net Assets (6) .......................         4.51%(5)        5.68%        4.00%              3.73%(9)
 Ratio of Net Investment Income (Loss)
   to Average Net Assets ................         0.31%(5)       (0.37%)       0.02%             (0.88%)
 Ratio of Adjusted Net Investment Loss
   to Average Net Assets (6) ............        (1.98%)(5)      (3.53%)      (1.53%)            (2.18%)
 Portfolio Turnover Rate ................           50%             69%          83%               169%
 Fee Reduction Per Share (1) ............        $0.16           $0.25        $0.14              $0.12
 Average Brokerage Commission Rate (7) ..          N/A             N/A      $0.0192            $0.0186

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5) Annualized.
(6) Unreimbursed, without fee reduction.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(8) Less than one cent per share.
(9) Expense ratios do not include interest expense due to bank loans which amounted to less than $0.01 cents per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on October 31, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES           VALUE
-------------------                         ----------------      ------------

COMMON STOCKS

Australia (6.35%)
  Normandy Mining Ltd. (Metal) ................   537,950              $586,386
  RGC Ltd. (Metal) ............................    60,000               122,408
  WMC Ltd. (Metal) ............................    45,000               159,814
                                                                   ------------
                                                                        868,608
                                                                   ------------
Brazil (6.08%)
  Centrais Electricas Brasileiras S/A
   American Depositary Receipts (ADR)
   (Utilities) ................................     3,700                78,030
  Companhia Paranaense de Energia (ADR)
   (Utilities) ................................     7,900                94,306
  Telecomunicacoes Brasileiras S/A (ADR)
   (Telecommunications) .......................     6,500               659,750
                                                                   ------------
                                                                        832,086
                                                                   ------------
Chile (0.83%)
  Maderas y Sinteticos SA (ADR) (Building) ....     9,300               113,925
                                                                   ------------
China (0.14%)
  China Telecom Ltd. (ADR)
   (Telecommunications)*                              600                19,425
                                                                   ------------
France (8.62%)
  Axa-UAP (Insurance) .........................     3,780               258,848
  Carrefour SA (Retail) .......................       790               412,239
  LVMH Moet Hennessy Louis Vuitton SA
   (Beverages) ................................     1,154               196,059
  Suez Lyonnaise des Eaux
   (Diversified Operations) ...................     3,000               311,533
                                                                   ------------
                                                                      1,178,679
                                                                   ------------
Germany (6.00%)
  Bayerische Motoren Werke AG
   (Automobile / Trucks) ......................       645               466,594
  Volkswagen AG (Automobile / Trucks) .........       600               354,681
                                                                   ------------
                                                                        821,275
                                                                   ------------
Hong Kong (6.62%)
  Cheung Kong Holdings Ltd.
   (Real Estate Operations) ...................    35,000               243,323
  China Resources Enterprise Ltd.
   (Real Estate Operations) ...................   100,000               274,203
  Hutchison Whampoa Ltd.
   (Diversified Operations) ...................    56,000               387,506
                                                                   ------------
                                                                        905,032
                                                                   ------------
India (1.57%)
  State Bank of India Global Depositary
   Receipts (Banks - Foreign) .................    11,700               215,280
                                                                   ------------
Ireland (5.29%)
  Allied Irish Banks PLC (ADR)
   (Banks - Foreign) ..........................    14,223               723,595
                                                                   ------------
Japan (12.42%)
  Ito-Yokado Co., Ltd. (Retail) ...............    11,000               546,572
  Shin-Etsu Chemical Co., Ltd. (Chemicals) ....    20,000               488,575
  Sony Corp. (Electronics) ....................     4,000               332,032
  TDK Corp. (Electronics) .....................     4,000               331,699
                                                                   ------------
                                                                      1,698,878
                                                                   ------------
Mexico (2.00%)
  Grupo Industrial Maseca SA de CV
   (ADR) (Food) ...............................    18,800               273,775
                                                                   ------------
Netherlands (1.49%)
  Ispat International NV (Steel)* .............     8,050               203,766
                                                                   ------------
Norway (2.15%)
  Saga Petroleum ASA (Oil & Gas) ..............    15,000               294,522
                                                                   ------------
Romania (1.46%)
  Societe Generale Romania Fund Ltd.
   (Finance-Public Investment Fund) ...........     2,000               200,000
                                                                   ------------
Singapore (1.81%)
  Oversea-Chinese Banking Corp., Ltd.
   (Banks - Foreign) ..........................    24,000               133,333

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                      MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES           VALUE
-------------------                         ----------------      ------------

Singapore (continued)
  Wing Tai Holdings Ltd.
   (Real Estate Operations) ...................    90,000              $114,286
                                                                   ------------
                                                                        247,619
                                                                   ------------
Sweden (2.90%)
  Investor AB (Diversified Operations) ........     8,500               396,067
                                                                   ------------
Switzerland (7.72%)
  Novartis AG (Medical) .......................       448               701,635
  SMH AG (Consumer Products Misc.) ............     2,700               353,830
                                                                   ------------
                                                                      1,055,465
                                                                   ------------
United Kingdom (15.85%)
  EMAP PLC (Media) ............................    42,000               604,594
  Marks & Spencer PLC (Retail) ................    70,000               710,527
  Pearson PLC (Media) .........................    52,000               680,496
  Regal Hotel Group PLC (Leisure) .............   250,000               171,969
                                                                   ------------
                                                                      2,167,586
                                                                   ------------
                          TOTAL COMMON STOCKS
                           (Cost $12,051,204)     (89.30%)           12,215,583
                                                ---------          ------------
PREFERRED STOCKS
Brazil (2.61%)
  Compania Riograndense de
   Telecomunicaciones SA
   (Telecommunications) .......................   462,848               356,861
                                                                   ------------
                       TOTAL PREFERRED STOCKS
                              (Cost $679,312)      (2.61%)              356,861
                                                ---------          ------------

                                                PAR VALUE
                                              (000s OMITTED)
                                              --------------
SHORT-TERM INVESTMENTS
  Navigator Securities Lending
   Prime Portfolio** ..........................    3,056              3,056,174
                                                                   ------------
                TOTAL SHORT-TERM INVESTMENTS      (22.34%)            3,056,174
                                                ---------          ------------
                           TOTAL INVESTMENTS     (114.25%)          $15,628,618
                                                =========          ============

 * Non-Income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                 OF SECURITIES
                                                               AS A PERCENTAGE
                                                                   OF FUND'S
INVESTMENT CATEGORIES                                             NET ASSETS
---------------------                                          ----------------
  Automobile/Trucks...........................................       6.00%
  Banks-Foreign...............................................       7.84
  Beverages...................................................       1.43
  Building....................................................       0.83
  Chemicals...................................................       3.57
  Consumer Products Misc......................................       2.59
  Diversified Operations......................................       8.01
  Electronics.................................................       4.85
  Finance-Public Investment Fund..............................       1.46
  Food........................................................       2.00
  Insurance...................................................       1.89
  Leisure.....................................................       1.26
  Media.......................................................       9.40
  Medical.....................................................       5.13
  Metal.......................................................       6.35
  Oil & Gas...................................................       2.15
  Real Estate Operations......................................       4.62
  Retail......................................................      12.20
  Steel.......................................................       1.49
  Telecommunications..........................................       7.58
  Utilities...................................................       1.26
  Short-term investments......................................      22.34
                                                                   -------
                                             TOTAL INVESTMENTS     114.25%
                                                                   =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Growth Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund and John Hancock Short-Term Strategic Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

  The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

  Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses, and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance during the periods for which loans were outstanding amounted to $1,040,000. At October 31, 1997, the loan outstanding was $1,040,000 with a rate of 6.1875%.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $3,014,185 collateralized by cash in the amount of $3,056,174, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

  At October 31, 1997, there were no open forward currency contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

  Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

  The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $195,954 for the year ended October 31, 1997. The Adviser reserves the right to terminate this limitation in the future.

  The Adviser compensated the Fund during the year in the amount of $777,151 for a loss incurred as a result of inaccurate execution of a trade.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $41,697. Out of this amount, $6,635 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $29,175 was paid as sales commissions to unrelated broker-dealers and $5,887 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidairies which include FDC, Tucker Anthony and Sutro.

  Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $35,875.

  In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

  The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

  Receivable for investments sold in the amount of $581,280 is a result of a related party transaction.

  Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked-to-market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $50.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $24,348,859 and $23,793,380, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

  The cost of investments owned at October 31, 1997 (including short-term investments) for federal income tax purposes was $15,786,690. Gross unrealized appreciation and depreciation of investments aggregated $1,354,858 and $1,512,930, respectively, resulting in net unrealized depreciation of $158,072.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $99,164, a decrease in accumulated net investment loss of $91,542 and a decrease in capital paid-in of $190,706. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                     John Hancock Funds - International Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock International Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
Deccember 15, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1997.

  None of the distributions qualify for the dividends received deduction available to corporations.

  Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

================================================================================
                                                               -------------
[LOGO] John Hancock Funds                                        Bulk Rate
       A  Global Investment Management Firm                     U.S. Postage
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    PAID
       1-800-225-5291     1-800-554-6713(TDD)                  Randolph, MA
       INTERNET: www.jhancock.com/funds                        Permit No. 75
                                                               -------------
--------------------------------------------------------------------------------

  This report is for the information of shareholders of the John Hancock International Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   4000A  10/97
                                                                           12/97

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                   Short-Term
                                Strategic Income
                                      Fund

                                OCTOBER 31, 1997

                            [LOGO] John Hancock Funds
                                   A Global Investment Management firm

================================================================================

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer

                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer

                                 ANNE C. HODSDON
                                    President

                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer

                                 SUSAN S. NEWTON
                          Vice President and Secretary

                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN

                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT

                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

--------------------------------------------------------------------------------
                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

   The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

   The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.
--------------------------------------------------------------------------------

     In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

   We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.


Sincerely,


/s/ Edward J. Boudreau, Jr.
    EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND JANET L. CLAY,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                              Short-Term Strategic
                                   Income Fund

        Crisis in Southeast Asia interrupts good times for bond investors


Bond markets worldwide rallied over most of the past year, but volatility, especially in October, sent many investors scurrying to safe havens. In the United States, bond yields fell until the Federal Reserve hiked short-term interest rates in March. This sent bond prices into a tailspin. But signs of slower economic growth and continued low inflation soon turned the market around again. In Europe, bond investors weren't as lucky. Western European bond markets outpaced their U.S. counterparts early in 1997, but then shifted direction late in the spring. An improving economic outlook started to scare investors, who feared inflation and interest rates might be on the rise.

   Many emerging markets were hitting on all cylinders until late in the period -- despite a hiccup in April that echoed the downturn in U.S. bond markets.

"Bond markets
 rallied over
  most of the
past year..."

The best performing bond markets were in Latin America, which benefited from signs of growing political stability, improved economic conditions, stable inflation, and large investor inflows. Asian emerging markets -- like Thailand, Indonesia, Malaysia, and the Philippines -- were among the worst performers, as concerns about their local economies, currencies and banking

--------------------------------------------------------------------------------
A 2 1/4" x 3 1/2" photo of fund management team at bottom right.  Caption reads:
Anthony Goodchild, Janet Clay and Lawrence Daly, Co-Portfolio Managers."
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
Chart with heading "Top Five Bond Categories" at top of left hand column. The chart lists five sectors: 1) US government 38% 2) Foreign governments 20% 3) Oil & Gas 5% 4) Banks 5% 5) Steel 3% . A footnote below reads "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

"...we
eliminated
most of our
stake in
developed
Europe..."

systems mounted. By October, currencies in the region had fallen 30% to 40% against the dollar, causing foreign-denominated investments to lose value in U.S. dollar terms. Investors were forced to sell investments elsewhere to raise cash. This, together with a general flight to safety, caused a massive sell-off in all emerging markets, including Latin America.

Performance review

Despite the volatile climate, John Hancock Short-Term Strategic Income Fund posted solid returns. For the year ended October 31, 1997, the Fund's Class A and Class B shares had total returns of 5.55% and 4.83%, respectively, at net asset value. These returns slightly lagged the average short-term investment-grade bond fund's return of 6.12%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

   The Fund avoided Southeast Asia and Europe, focusing mainly on Latin America and the United States. This mix boosted performance until the Asian currency crisis erupted in the fall and spilled over to other emerging markets. Fortunately, as the U.S. dollar strengthened against most foreign currencies, the Fund had a strong bias toward U.S. dollar-denominated bonds. We were pleased that we were able to deliver a positive return for shareholders even in the midst of stormy market conditions.

Portfolio strategy

The Fund owned both higher quality securities like U.S. Treasuries and lower quality, emerging-markets bonds. This combination helped returns, while meeting our target average portfolio credit rating of single A -- the mid-point among investment-quality bonds. We also kept the Fund's average maturity under three years.

   Emerging markets. Our investment in high-yielding emerging markets totalled 44% of the Fund's net assets at the end of October. Our heaviest concentration was in dollar-denominated Latin American government and corporate bonds, particularly from Mexico, Brazil and Argentina. On the corporate side, we focused on high quality companies in industries like telecommunications and steel that are vital to building the economies of developing nations. Companies like these tend to have credit ratings that are constrained by the country's credit rating. As local economic conditions improve, they're often among the first to experience a credit upgrade.

   We also owned small stakes in a few other emerging markets. Over the summer, for example, we bought Russian government bonds. We believe these bonds will benefit as the country comes out of its long recession and begins to enjoy modest economic growth. A stabilizing
--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is U.S. Treasuries followed by an up arrow and the phrase "Flight to quality." The second listing is U.K. bonds followed by an up arrow and the phrase "Yields come down." The third listing is Latin American bonds followed by a down arrow and the phrase "Sell-offs from Asian contagion". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 5.55% total return for the John Hancock Short-Term Strategic Income Fund, Class
A. The second represents the 4.83% total return for John Hancock Short-Term Strategic Income Fund, Class B. The third represents the 6.12% total return for the average short-term investment grade bond fund. A footnote below reads:
"Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment grade fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."
--------------------------------------------------------------------------------

political environment and fiscal improvements should also help.

   United States. To offset our stake in emerging-market bonds, we upped our investment in high-quality U.S. Treasuries to 38% of the Fund's net assets -- up from about 34% last April. Our focus was on short-term Treasuries with maturities of two to three years. U.S. Treasury prices rose over the course of the year, especially as turmoil and uncertainty in other corners of the globe sent investors scurrying for safe havens.

   Europe. During the first half of the period, we eliminated most of our stake in developed European countries because we believed there were better opportunities elsewhere. Yields there have remained low and seem poised to go up as Europe comes out of its recession. We did, however, hold onto a small investment in the United Kingdom. We took profits when U.K. bonds rallied, following the election of Labor party officials in the fall.

Outlook

We believe that Southeast Asia -- the highest growth area in the world -- is the wildcard for global bond markets. Already the currency turmoil in Asian emerging markets has rocked financial markets worldwide -- from Hong Kong and Korea to the United States and Latin America. No one knows what the final outcome will be. A lot depends on how serious Southeast Asian countries are about making the structural changes needed to put their economies back on track. Until the situation changes, other countries will continue to feel the impact of an economic slowdown in this part of the world.

   Discounting the wildcard effect, we believe the U.S. bond market has reasonably good prospects. Economic growth pressures here seem minimal, which bodes well for inflation and interest rates. Europe looks less promising, however, because short-term interest rates seem to have no place to go but up. In the near term, we expect continued turmoil in Latin America. So as we see market opportunities arise, we intend to trim our emerging-market stake in the short term. But we believe Latin American bonds have significant upside potential once the situation in Southeast Asia stabilizes.

"...Southeast
Asia...is
the wild
card for
global bond
markets."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                            SINCE
                                       ONE       FIVE     INCEPTION
                                       YEAR      YEARS     (1/3/92)
                                       ------    ------   ---------
Cumulative Total Returns               5.10%     35.51%     37.25%
Average Annual Total Returns           5.10%      6.27       5.67%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                            SINCE
                                       ONE       FIVE     INCEPTION
                                       YEAR      YEARS    (12/28/90)
                                       ----      ------   ----------
Cumulative Total Returns               4.61%     34.70%     46.37%
Average Annual Total Returns           4.61%      6.14%      5.80%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of October 31, 1997
                                                                 SEC 30-DAY
                                                                    YIELD
                                                                 ----------
John Hancock Short-Term Strategic Income Fund:
   Class A                                                          6.29%
John Hancock Short-Term Strategic Income Fund:
   Class B                                                          5.77%

================================================================================

             John Hancock Funds -- Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index -- an unmanaged index that is composed of various non-U.S. currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading Short-Term Strategic Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $13,870 as of
October 31, 1997. The second line represents the Short-Term Strategic Income Fund, after sales charge, and is equal to $12,554 as of October 31, 1997. The third line represents the value of the Salomon Brothers World Money Market Index and is equal to $13,454 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Short-Term Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on December 28, 1990, and is equal to $14,339 as of October 31, 1997. The second line represents the value of Salomon Brothers World Money Market Index and is equal to $13,708 as of October 31, 1997.
--------------------------------------------------------------------------------

*No contingent deferred sales charge applicable.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds -- Short-Term Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
  Bonds (cost - $74,252,318).......................   $75,087,838
  Short-term investments (cost - $23,768,910) -
   Note A .........................................    23,768,910
                                                     ------------
                                                       98,856,748
  Cash.............................................     1,011,739
  Receivable for investments sold..................     7,811,745
  Receivable for forward foreign currency exchange
   contracts sold - Note A.........................        29,426
  Receivable for closed forward foreign currency
   exchange contracts - Note A.....................         3,333
  Receivable for shares sold.......................        44,628
  Interest receivable..............................     1,857,590
  Other assets.....................................         3,677
                                                      -----------
                    Total Assets...................   109,618,886
                    ---------------------------------------------
Liabilities:
  Payable for forward foreign currency exchange
   contracts sold - Note A.........................         5,971
  Payable for closed forward foreign currency exchange
   contracts - Note A..............................        20,956
  Payable for shares repurchased...................       135,983
  Payable for securities on loan - Note A              19,288,910
  Dividend payable.................................         8,582
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B.............................        76,624
  Accounts payable and accrued expenses............       114,346
                                                      -----------
                    Total Liabilities....              19,651,372
                    ---------------------------------------------
Net Assets:
  Capital paid-in..................................  $117,072,069
  Accumulated net realized loss on investments and
   foreign currency transactions...................   (27,884,467)
  Net unrealized appreciation of investments and
   foreign currency transactions...................       816,668
  Distributions in excess of net investment income        (36,756)
                                                      -----------
                    Net Assets.....................   $89,967,514
                    =============================================

Net Asset Value Per Share:
  (Based on net asset values and shares of
  beneficial interest outstanding - unlimited
  number of shares authorized with no par value)
  Class A - $64,059,155/7,705,392..................         $8.31
  ===============================================================
  Class B - $25,908,359/3,120,100..................         $8.30
  ===============================================================
Maximum Offering Price Per Share*
  Class A - ($8.31 x 103.09%)......................         $8.57
  ===============================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997

-------------------------------------------------------------------------------

Investment Income:
  Interest (net of foreign withholding taxes of
   $1,281 and including income on securities
   loaned of $10,379) .............................    $8,310,267
                                                      -----------
  Expenses:
   Investment management fee - Note B..............       625,143
   Distribution and service fee - Note B
     Class A.......................................       181,706
     Class B.......................................       353,672
   Transfer agent fee - Note B.....................       189,816
   Custodian fee...................................       112,643
   Auditing fee....................................        64,000
   Registration and filing fees....................        33,429
   Printing........................................        22,712
   Financial services fee - Note B.................        17,692
   Trustees' fees..................................         7,905
   Miscellaneous...................................         5,440
   Organization expense - Note A...................         4,210
   Legal...........................................         3,337
                                                        ---------
                    Total Expenses.................     1,621,705
                    ---------------------------------------------
                    Net Investment Income .........     6,688,562
                    ---------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized loss on investments sold............      (596,172)
  Net realized gain on foreign currency
   transactions ..................................        378,953
  Change in net unrealized appreciation/
   depreciation of investments....................     (1,355,356)
  Change in net unrealized appreciation/
   depreciation of foreign currency transactions..        (11,978)
                                                       -----------
                    Net Realized and Unrealized Loss
                    on Investments and Foreign
                    Currency Transactions ........     (1,584,553)
                    ----------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .....    $5,104,009
                    ==============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds -- Short-Term Strategic Income Fund

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                                   -------------------------
                                                                                     1996          1997
                                                                                   -----------  ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income.....................................................      $7,145,128    $6,688,562
   Net realized loss on investments sold and foreign currency transactions...        (849,953)     (217,219)
   Change in net unrealized appreciation/depreciation of investments
      and foreign currency transactions .....................................       1,372,886    (1,367,334)
                                                                                   ----------   -----------
     Net Increase in Net Assets Resulting from Operations....................       7,668,061     5,104,009
                                                                                   ----------   -----------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5702 and $0.5176 per share, respectively).................      (2,214,100)   (3,698,646)
     Class B - ($0.5203 and $0.4678 per share, respectively).................      (4,078,534)   (1,962,894)
   Distributions in excess of net investment income
     Class A - (none and $0.0764 per share, respectively)....................            -         (545,931)
     Class B - (none and $0.0158 per share, respectively)....................            -         (289,729)
   Distributions from capital paid-in
     Class A - ($0.0773 and $0.0175 per share, respectively).................        (299,953)     (125,016)
     Class B - ($0.0706 and $0.0691 per share, respectively).................        (552,541)      (66,346)
                                                                                  -----------   -----------
     Total Distributions to Shareholders.....................................      (7,145,128)   (6,688,562)
                                                                                  -----------   -----------
From Fund Share Transactions - Net:* ........................................      (4,644,938)   (5,923,514)
                                                                                  -----------   -----------
Net Assets:
   Beginning of period.......................................................     101,597,586    97,475,581
                                                                                  -----------   -----------
   End of period (including distributions in excess of net investment income
      of $3,155 and $36,756 respectively) ...................................     $97,475,581   $89,967,514
                                                                                  ===========   ===========

*Analysis of Fund Share Transactions:

                                                                                           YEAR ENDED OCTOBER 31,
                                                                             -------------------------------------------------------
                                                                                      1996                         1997
                                                                             -------------------------------------------------------
                                                                               SHARES       AMOUNT          SHARES        AMOUNT
                                                                             ------------------------   ----------------------------

CLASS A
   Shares sold ..........................................................    5,224,426    $44,002,197      4,479,598    $38,000,567
   Shares issued to shareholders in reinvestment of distributions .......      173,166      1,459,286        283,851      2,403,553
                                                                            ----------    -----------   ------------   ------------
                                                                             5,397,592     45,461,483      4,763,449     40,404,120
   Less shares repurchased ..............................................   (1,584,884)   (13,356,794)    (2,890,921)   (24,502,562)
                                                                            -----------   ------------  ------------   ------------
       Net increase .....................................................    3,812,708    $32,104,689      1,872,528    $15,901,558
                                                                            ===========   ============  ============   ============

CLASS B
   Shares sold ..........................................................    1,947,251    $16,384,501      1,869,770    $15,839,024
   Shares issued to shareholders in reinvestment of distributions .......      276,956      2,329,163        125,322      1,060,356
                                                                            ----------    -----------   ------------   ------------
                                                                             2,224,207     18,713,664      1,995,092     16,899,380

   Less shares repurchased ..............................................   (6,595,024)   (55,463,291)    (4,572,712)   (38,724,452)
                                                                            -----------   ------------  ------------    ------------
   Net decrease .........................................................   (4,370,817)  ($36,749,627)   ($2,577,620)  ($21,825,072)
                                                                            ----------    -----------   ------------   -------------

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds -- Short-Term Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------


                                                                                     YEAR ENDED OCTOBER 31,
                                                                 -------------------------------------------------------------------
                                                                   1993        1994            1995           1996         1997
                                                                   ----        ----            ----           ----         ----
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .........................  $9.32       $9.12           $8.47           $8.41       $8.46
                                                                   -----       -----           -----           -----       -----
   Net Investment Income ........................................   0.83(1)     0.76(1)         0.77(1)         0.65        0.61(1)
   Net Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency Transactions .........................  (0.20)      (0.53)          (0.06)           0.05       (0.15)
                                                                   -----       -----           -----           -----       -----
       Total from Investment Operations .........................   0.63        0.23            0.71            0.70        0.46
                                                                   -----       -----           -----           -----       -----
   Less Distributions:
   Dividends from Net Investment Income .........................  (0.83)      (0.62)          (0.61)          (0.57)      (0.52)
   Distributions in Excess of Net Investment Income .............     --       (0.04)             --              --       (0.08)
   Distributions in Excess of Net Realized Gain on
      Investments Sold ..........................................  (0.12)         --              --            --
   Distributions from Capital Paid-in ...........................     --       (0.10)          (0.16)          (0.08)      (0.01)
                                                                   -----       -----           -----           -----       -----
       Total Distributions ......................................  (0.83)      (0.88)          (0.77)          (0.65)      (0.61)
                                                                   -----       -----           -----           -----       -----
   Net Asset Value, End of Period ...............................  $9.12       $8.47           $8.41           $8.46       $8.31
                                                                   =====       =====           =====           =====       =====
   Total Investment Return at Net Asset Value(2) ................   6.78%       2.64%           8.75%           8.60%       5.55%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .....................$11,130     $13,091         $16,997         $49,338       $64,059
   Ratio of Expenses to Average Net Assets ......................   1.21%       1.26%           1.33%           1.48%         1.43%
   Ratio of Net Investment Income to Average Net Assets .........   8.59%       8.71%           9.13%           7.59%         7.22%
   Portfolio Turnover Rate ......................................    306%        150%            147%             77%           71%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds -- Short-Term Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------------------------------------
                                                                      1993           1994        1995        1996         1997
                                                                   -----------   ---------    --------    ---------  -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........................   $9.31         $9.11       $8.46       $8.40         $8.45
                                                                   --------      --------     -------     --------     --------
   Net Investment Income ..........................................    0.75(1)       0.70(1)     0.70(1)     0.59          0.55(1)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ............................   (0.20)        (0.53)      (0.06)       0.05         (0.15)
                                                                   --------      --------     -------     --------     --------
       Total from Investment Operations ...........................    0.55          0.17        0.64        0.64          0.40
                                                                   --------      --------     -------     --------     --------
   Less Distributions:
   Dividends from Net Investment Income ...........................   (0.75)        (0.56)      (0.56)      (0.52)        (0.47)
   Distributions in Excess of Net Investment Income ...............      --         (0.04)         --          --         (0.07)
   Distributions in Excess of Net Realized Gain on
      Investments Sold ............................................      --         (0.12)         --          --            --
   Distributions from Capital Paid-in .............................      --         (0.10)      (0.14)      (0.07)        (0.01)
                                                                   --------       -------      ------      ------      --------
       Total Distributions ........................................   (0.75)        (0.82)      (0.70)      (0.59)        (0.55)
                                                                   --------       --------     -------     --------    --------
   Net Asset Value, End of Period .................................   $9.11         $8.46       $8.40       $8.45         $8.30
   Total Investment Return at Net Asset Value(2) ..................    5.98%         1.93%       7.97%       7.89%         4.83%
                                                                   ========       ========     =======     ========    ========
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......................$142,873       $98,390     $84,601     $48.137       $25,908
   Ratio of Expenses to Average Net Assets ........................    2.01%         1.99%       2.07%       2.12%         2.13%
   Ratio of Net Investment Income to Average Net Assets ...........    7.81%         8.00%       8.40%       7.07%         6.51%
   Portfolio Turnover Rate ........................................     306%          150%        147%         77%           71%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds -- Short-Term Strategic Income Fund


Schedule of Investments
October 31, 1997

--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Short-Term Strategic Income Fund on October 31, 1997. It's divided into two main categories: bonds and short-term investments. Bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                            INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                           RATE    (000s OMITTED)#   VALUE
-------------------                         --------  --------------   -------

BONDS

Egyptian Pound (1.13%)
   Citibank, N.A.,
     Nassau Time Deposit
     11-17-97 (Time deposit
     with redemption linked
     to Egyptian Pound
     Fx rates)** .........................     8.000%      3,397  $1,012,760
                                                                  ----------
U.S. Dollar (82.33%)
   Altos Hornos de Mexico S.A.,
     (Mexico), Bond 04-30-02 .............    11.375         250     257,500
   Banco Central de Costa Rica,
     (Costa Rica), Floating Rate
     Bond Ser A 05-21-05  ................     6.539*        724     665,933
   Banco Credibanco S.A., (Brazil),
     Deb Ser EMTN 11-25-97 ...............    11.625       1,376   1,376,000
   Banco de Galica y Bueno Aries
     S.A., (Argentina), Floating Rate
     Note Ser EMTN 04-15-99 ..............     9.458*      1,500   1,515,000
   Bridas Corp., (British Virgin
     Islands),Sr Note 11-15-99 ...........    12.500       1,500   1,605,000
   Centrais Electricas Brasileiras
     S.A., (Brazil), Sr Unsub Deb
     10-30-98 (R) ........................    10.000       1,000     990,000
   City of Moscow, (Russia),
     Note 05-31-00 (R) ...................     9.500       1,250   1,206,250
   Copamex Industrias, S.A ...............
     de C.V., (Mexico),
     Bond 04-30-04 (R) ...................    11.375         750     772,500
   Empresas ICA Sociedad S.A
     de C.V., (Mexico),
     Note 05-30-01 (R) ...................    11.875       2,000   2,180,000
   Espirito Santo Centrais
     Electric, (Brazil),
     Sr Note 07-15-07 (R) ................    10.000         750     675,000
   Federative Republic of Brazil,
     (Brazil), Global Bond
     11-05-01 ............................     8.875       2,000   1,900,000
   Financiera Energetica Nacional
     S.A., (Colombia), Unsub Deb
     Ser REGS 06-15-06 ...................     9.375       1,000   1,000,000
   Innova S. de R.L., (Mexico),
     Sr Note 04-01-07 ....................    12.875         200     203,000
   Klabin Fabricadora de Papel
     e Celulose S.A., (Brazil),
     Gtd Deb 08-12-04 (R) ................    11.000         500     485,000
   Northwest Airlines, Inc.,
     Sr Note 12-31-00 ....................    12.092       1,183   1,206,794
   OPP Petroquimica S.A., (Brazil),
     Bond 10-29-04 (R) ...................    11.000         500     482,500
     Sr Note Ser REGS 10-29-04 ...........    11.000         500     482,500
   Petroleo Brasileiro S.A.,
     (Brazil), Floating Rate Note
     06-08-98 ............................    10.400*      2,000   2,000,000
   Petroleos Mexicanos, (Mexico),
     Gtd Deb 09-15-07 (R) ................     8.850       1,000     985,000
   Republic of Argentina,
     (Argentina), Floating Rate
     Bond 03-31-05 .......................     6.688*        960     806,400
     Global Bond 02-23-01 ................     9.250       2,000   1,957,400
   Republic of Ecuador, (Ecuador),
     Unsub Deb 04-25-02 (R) ..............    11.250         750     757,500
   Republic of Panama, (Panama),
     Bond 02-13-02 (R) ...................     7.875       2,500   2,400,000
     Floating Rate Note 05-10-02 7.031* ..                 2,115   2,030,791
   Republic of Venezuela,
     (Venezuela), Floating Rate
     Bond Ser DL 12-18-07 ................     6.750*      3,500   3,027,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

                                          INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                         RATE    (000s OMITTED)#   VALUE
-------------------                       --------  --------------   -------

U.S. Dollar (continued)

   Russian Federation Ministry of
     Finance, (Russia),
     Unsub Deb 11-27-01 (R) .........       9.250%        1,000     $945,000
     Unsub Deb Ser REGS
     11-27-01 .......................       9.250         1,500    1,417,500
     Unsub Deb 06-26-07 (R) .........      10.000           250      240,000
   Transportacion Maritima
     Mexicana S.A. de C.V.,
     (Mexico), Note 05-15-03 ........       9.250         1,500    1,455,000
   Tubos de Acero de Mexico,
     (Mexico), Unsub Deb Ser
     REGS 12-08-99 ..................      13.750         2,500    2,750,000
   TV Azteca, S.A. de C.V.,
     (Mexico), Sr Note Ser A
     02-15-04 .......................      10.125           500      490,000
   United Mexican States,
     (Mexico), Global Bond
     02-06-01 .......................       9.750         1,500    1,597,500
   United States Treasury,
     Note 01-31-99 ..................       5.875        19,000   19,056,430
     Note 05-15-99 ..................       6.375        13,000   13,140,140
     Note 08-15-00 ..................       6.000         2,000    2,015,940
                                                                  ----------
                                                                  74,075,078
                                      TOTAL BONDS                 ----------
                                (Cost $74,252,318)       (83.46%) 75,087,838
                                                        --------  ----------
SHORT-TERM INVESTMENTS

Joint Repurchase Agreement (4.98%)

   Investment in a joint repurchase
     agreement transaction with
     Aubrey G. Lanston & Co. -
     Dated 10-31-97, Due 11-03-97
     (Secured by US Treasury Notes,
     5.750% thru 7.125%, Due
     12-31-98 thru 4-30-00)
     - Note A.......................       5.680         4,480    4,480,000
                                                                  ----------
Cash Equivalents (21.44%)

   Navigator Securities Lending
     Prime Portfolio ***.                                19,289    19,288,910
                                                                  -----------
       TOTAL SHORT-TERM INVESTMENTS                      (26.42%)  23,768,910
                                                        --------  -----------
                  TOTAL INVESTMENTS                     (109.88%) $98,856,748
                                                        ========  ===========

NOTES TO SCHEDULE OF INVESTMENTS
    * Represents rate in effect on October 31, 1997.

   ** An indexed security's value is linked to changes in foreign currencies, interest rates or other reference instruments. Indexed securities amounted to $1,012,760 or 1.13% as of October 31, 1997.

  *** Represents investment of security lending collateral - Note A.

    # Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

  (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,118,750 or 13.47% of the Fund's net assets as of October 31, 1997.

EMTN Euro Medium Term Note

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

================================================================================


              John Hancock Funds -- Short-Term Strategic Income Fund


Portfolio Concentration (Unaudited)

--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to the various investment categories.

                                                          MARKET VALUE
                                                         AS A PERCENTAGE
                                                             OF FUND'S
INVESTMENT CATEGORIES                                       NET ASSETS
---------------------                                    ---------------
Banks .....................................................    5.08%
Building ..................................................    2.42
Chemicals .................................................    1.07
Finance ...................................................    1.11
Government - Foreign ......................................   20.33
Government - U.S. .........................................   38.03
Media .....................................................    0.54
Oil & Gas .................................................    5.10
Paper & Paper Products ....................................    1.40
Steel .....................................................    3.34
Telecommunications ........................................    0.23
Transportation ............................................    2.96
Utility ...................................................    1.85
Short-term Investments ....................................   26.42
                                                             ------
                                          TOTAL INVESTMENTS  109.88%
                                                             ======

                        SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

NOTE A --

ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income by investing primarily in debt securities of foreign governments and companies including those in emerging markets, as well as the U.S. Government, its agencies and instrumentalities and U.S. companies. The Fund maintains an average portfolio maturity of three years or less.

    The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $27,884,467 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: October 31, 2000 -- $16,879,029, October 31, 2001 -- $3,127,414, October 31, 2002 -- $2,774,082, October 31, 2003 --
$5,103,942. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund were capitalized and were charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The fund had no borrowing activity for the year ended October 31, 1997.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $18,762,447 collateralized by cash in the amount of $19,288,910, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

  Open foreign currency forward contracts at October 31, 1997, were as follows:

                   PRINCIPAL AMOUNT                            UNREALIZED
                      COVERED BY          EXPIRATION          APPRECIATION
CURRENCY               CONTRACT              DATE            (DEPRECIATION)
--------             ------------         ---------          ---------------
SELLS
Mexican Pesos         13,940,170           NOV 97              $27,205
New Zealand Dollars    4,528,154           NOV 97               $1,341
New Zealand Dollars    2,969,460           NOV 97                 $880
South African Rands    7,129,058           NOV 97              ($5,971)
                                                               --------
                                                               $23,455
                                                               ========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

   The Fund may use option contracts to manage its exposure to the market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1997.

NOTE B --

MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") acted as Co-Distributors for shares of the Fund. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $84,777. Of this amount, $11,040 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $43,164 was paid as sales commissions to unrelated broker-dealers and $30,573 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, the contingent deferred sales charges paid to JH Funds amounted to $83,950.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $38,936,096 and $75,275,235, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $24,948,775 and $1,002,461, respectively, during the year ended October 31, 1997.

   The cost of investments owned at October 31, 1997 for federal income tax purposes was $98,021,228. Gross unrealized appreciation and depreciation of investments aggregated $1,564,829 and $729,309, respectively, resulting in net unrealized appreciation of $835,520.

NOTE D --

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,052,041 and an increase in distributions in excess of net investment income of $224,963, and a decrease in capital paid-in of $827,078. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of organization expense, net realized foreign currency transactions, and return of capital distribution in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Short-Term Strategic Income Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short-Term Strategic Income Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
December 15, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1997.

   None of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

                                      NOTES

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

                                      NOTES

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

                                      NOTES

================================================================================

              John Hancock Funds -- Short-Term Strategic Income Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                   -------------------
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

Printed on Recycled Paper                                      3200A 10/97
[LOGO]                                                               12/97